Exhibit 99.14b

                                                                  EXECUTION COPY



================================================================================










                     MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                   Purchaser


                                      and


                        WACHOVIA MORTGAGE CORPORATION,
                                    Seller


                         SELLER'S PURCHASE, WARRANTIES
                        AND INTERIM SERVICING AGREEMENT




                         Dated as of February 28, 2005









================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I
                                  DEFINITIONS

Section 1.01   Defined Terms...................................................1


                                  ARTICLE II
  SERVICING OF MORTGAGE LOANS; RECORD TITLE AND POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01   Agreement to Purchase..........................................15
Section 2.02   Purchase Price.................................................15
Section 2.03   Servicing of Mortgage Loans....................................16
Section 2.04   Record Title and Possession of Mortgage Files;
               Maintenance of Servicing Files.................................16
Section 2.05   Books and Records..............................................17
Section 2.06   Transfer of Mortgage Loans.....................................17
Section 2.07   Delivery of Mortgage Loan Documents............................17
Section 2.08   Quality Control Procedures.....................................18
Section 2.09   Closing........................................................18


                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE SELLER;
                     REPURCHASE; REVIEW OF MORTGAGE LOANS

Section 3.01   Representations and Warranties of the Seller...................19
Section 3.02   Representations and Warranties as to Individual Mortgage Loans.22
Section 3.03   Repurchase; Substitution.......................................34
Section 3.04   Repurchase of Mortgage Loans With First Payment Defaults.......36
Section 3.05   Purchase Price Protection......................................37


                                  ARTICLE IV

              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 4.01   Interim Servicing of the Mortgage Loans........................37
Section 4.02   Collection of Mortgage Loan Payments...........................38
Section 4.03   Establishment of Custodial Accounts; Deposits in
               Custodial Accounts.............................................38
Section 4.04   Permitted Withdrawals From the Custodial Account...............39
Section 4.05   Establishment of Escrow Accounts; Deposits in Accounts.........40
Section 4.06   Permitted Withdrawals From the Escrow Account..................41

Section 4.07   Payment of Taxes, Insurance and Charges; Maintenance of
               Primary Mortgage Insurance; Collections Thereunder.............42
Section 4.08   Transfer of Accounts...........................................43
Section 4.09   Maintenance of Hazard Insurance................................43
Section 4.10   Maintenance of Mortgage Impairment Insurance Policy............44
Section 4.11   Maintenance of Fidelity Bond and Errors and Omissions
               Insurance......................................................44


                                   ARTICLE V
                           PAYMENTS TO THE PURCHASER

Section 5.01   Distributions..................................................45
Section 5.02   Statements to the Purchaser....................................45


                                  ARTICLE VI
                         GENERAL SERVICING PROCEDURES

Section 6.01   Assumption Agreements..........................................45
Section 6.02   Satisfaction of Mortgages and Release of Mortgage Files........46
Section 6.03   Servicing Compensation.........................................47
Section 6.04   Purchaser's Right to Examine Seller Records....................48
Section 6.05   Seller Shall Provide Information as Reasonably Required........48


                                  ARTICLE VII
                                  THE SELLER

Section 7.01   Indemnification; Third Party Claims............................49
Section 7.02   Limitation on Liability of the Seller and Others...............49
Section 7.03   No Transfer of Servicing.......................................50
Section 7.04   Seller Not to Resign...........................................50
Section 7.05   Merger or Consolidation of the Seller..........................50


                                 ARTICLE VIII
                              SERVICING TRANSFER

Section 8.01   Mechanics of Servicing Transfer................................51
Section 8.02   Escrows and Other Amounts Relating to the Mortgage Loans.......51
Section 8.03   Reconciliation of Funds........................................53
Section 8.04   Transfer of Books and Records..................................53
Section 8.05   Preparation of Forms 1098 and 1099.............................53


                                  ARTICLE IX
                                  TERMINATION

Section 9.01   Termination....................................................54

                                   ARTICLE X
                       RECONSTITUTION OF MORTGAGE LOANS

Section 10.01  Reconstitution of Mortgage Loans...............................54


                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

Section 11.01  Successor to the Seller........................................56
Section 11.02  Amendment......................................................57
Section 11.03  Recordation of Agreement.......................................57
Section 11.04  Governing Law..................................................57
Section 11.05  Notices........................................................57
Section 11.06  Severability of Provisions.....................................59
Section 11.07  Exhibits.......................................................59
Section 11.08  General Interpretive Principles................................59
Section 11.09  Reproduction of Documents......................................60
Section 11.10  Confidentiality of Information.................................60
Section 11.11  Recordation of Assignments of Mortgage.........................60
Section 11.12  Assignment by Purchaser........................................61
Section 11.13  No Partnership.................................................61
Section 11.14  Execution; Successors and Assigns..............................61
Section 11.15  Entire Agreement...............................................61
Section 11.16  No Solicitation................................................61
Section 11.17  Costs..........................................................62
Section 11.18  Protection of Mortgagor Personal Information...................62
Section 11.19  Special Reporting..............................................62


EXHIBITS

         A-1   Contents of Mortgage File
         A-2   Contents of Servicing File
         B     Form of Custodial Letter Agreement
         C     Form of Escrow Account Letter Agreement
         D     Form of Assignment, Assumption and Recognition Agreement
         E     Form of Assignment and Conveyance
         F     Form of Indemnification and Contribution Agreement
         G     Servicing Transfer Instructions

            This is a Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of February 28, 2005 and is executed by and between Morgan Stanley Mortgage Capital Inc., as purchaser (the "Purchaser"), and Wachovia Mortgage Corporation, as seller and interim servicer (in each such capacity, the "Seller").


                                  WITNESSETH:
                                  -----------

            WHEREAS, the Purchaser has heretofore agreed to purchase from the Seller and the Seller has heretofore agreed to sell to the Purchaser certain Mortgage Loans, servicing rights released, from time to time, pursuant to the terms of letter agreements by and between the Seller and the Purchaser (each, a "Purchase Price and Terms Letter");

            WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule, which is annexed to the related Assignment and Conveyance as Exhibit A thereto. The Mortgage Loans as described herein shall be delivered in groups of whole loans (each, a "Mortgage Loan Package") on various dates as provided herein (each, a "Closing Date"); and

            WHEREAS, the Purchaser and the Seller wish to prescribe the representations and warranties of the Seller with respect to itself, the Mortgage Loans, the management, interim servicing and control of the Mortgage Loans by the Seller during the related Interim Servicing Period pursuant to this Agreement and Accepted Servicing Practices and the mechanics of the servicing transfer to the Purchaser or its designee at the end of the related Interim Servicing Period.

                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Seller agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

            Section 1.01   Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this Article:

            Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and which are in accordance with Fannie Mae servicing practices and procedures for MBS pool mortgages, as defined in the Fannie Mae Guides, including future updates.

            Adjustable Rate Mortgage Loan: A Mortgage Loan as to which the related Mortgage Note provides that the Mortgage Interest Rate may be adjusted periodically.

            Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the Mortgage Loan is adjusted in accordance with the terms of the Mortgage Note.

            Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            Agency Transfer: A Fannie Mae Transfer or a Freddie Mac Transfer.

            Agreement: This Seller's Purchase, Warranties and Interim Servicing Agreement, including all exhibits hereto, amendments hereof and supplements hereto.

            Ancillary Fees: Any late payment charges, charges for dishonored checks (NSF fees), pay-off fees, assumption fees, commissions, and administrative fees on insurance and similar fees and charges (other than Prepayment Penalties) collected from or assessed against Mortgagors or otherwise collected in connection with the servicing of the Mortgage Loans during the related Interim Servicing Period.

            Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by a Qualified Appraiser, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by a Qualified Appraiser.

            Assignment and Conveyance: As defined in Section 2.03.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form and in blank, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the transfer of the Mortgage.

            Balloon Mortgage Loan: Any Mortgage Loan which by its original terms or any modifications thereof provides for amortization beyond its scheduled maturity date.

            Business Day: Any day other than (i) a Saturday or a Sunday, or
(ii) a legal holiday in the States of New York or North Carolina, or (iii) a day on which banks in the States of New York or North Carolina are authorized or obligated by law or executive order to be closed.

            Closing Date: The date or dates set forth in the related Purchase Price and Terms Letter on which the Purchaser from time to time shall purchase and the Seller from time to time shall sell to the Purchaser, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

            Code: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

            Combined Loan-to-Value Ratio or CLTV: As to any Second Lien Loan, the ratio, expressed as a percentage, of the (a) sum of (i) the original outstanding principal balance of the Second Lien Loan and (ii) the outstanding principal balance of any mortgage loan or mortgage loans that are senior or equal in priority to the Second Lien Loan and which are secured by the same Mortgaged Property as of the origination date at such Second Lien Loan to (b) the Appraised Value of the related Mortgaged Property as of the origination of the Second Lien Loan.

            Condemnation Proceeds: All awards, compensation and settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

            Contact: The Person or Persons appointed by the Purchaser for the purposes specified in Section 4.01.

            Convertible Mortgage Loan: Any Adjustable Rate Mortgage Loan purchased pursuant to this Agreement as to which the related Mortgage Note permits the Mortgagor to convert the Mortgage Interest Rate on such Mortgage Loan to a fixed Mortgage Interest Rate.

            Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

            Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

            Co-op Stock: With respect to a Co-op Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related residential cooperative housing corporation.

            Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of the Standard & Poor's Glossary.

            Credit Score: The credit score for each Mortgage Loan shall be the minimum of two credit bureau scores obtained at origination or such other time by the Seller. If two credit bureau scores are obtained, the Credit Score will be the lower score. If three credit bureau scores are obtained, the Credit Score will be the middle of the three. When there is more than one applicant, the lowest of the applicants' Credit Scores will be used. There is only one
(1) score for any loan regardless of the number of borrowers and/or applicants.

            Custodial Account: Each separate demand account or accounts created and maintained pursuant to Section 4.03 which shall be entitled "Wachovia Mortgage Corporation, in trust for the Purchaser, as owner of various whole loan series" and shall be established as an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans.

            Cut-off Date: With respect to each Mortgage Loan Package, the first Business Day of the month of the related Closing Date, or as otherwise set forth in the related Purchase Price and Terms Letter.

            Determination Date: With respect to each Remittance Date, the 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month in which such Remittance Date occurs.

            Due Date: With respect to any Mortgage Loan, the first day of each month, exclusive of any days of grace.

            Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of the Remittance Date, in both cases, inclusive.

            Eligible Account: An account established and maintained: (a) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by the Seller so that all funds deposited therein are fully insured, (b) with the corporate trust department of a financial institution assigned a long-term debt rating of not less than "A-1" by Standard & Poor's or "Prime-1" by Moody's Investors Services, Inc. and, if ownership of the Mortgage Loans is evidenced by mortgaged backed securities, the equivalent ratings of the rating agencies, and held such that the rights of the Purchaser and the owner of the Mortgage Loans shall be fully protected against the claims of any creditors of the Seller and of any creditors or depositors of the institution in which such account is maintained or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account is established pursuant to clause (b) or (c) of the preceding sentence, the Seller shall provide the Purchaser with written notice on the Business Day following the date on which the applicable institution fails to meet the applicable ratings requirements.

            Eligible Institution: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agency; or (ii) with respect to any Custodial Account, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agencies.

            Eligible Investments: Any one or more of the following obligations or securities:

            (a) direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

            (b) (i) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by each Rating Agency and (ii) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

            (c) repurchase obligations with a term not to exceed thirty (30) days and with respect to (i) any security described in clause (a) above and entered into with a depository institution or trust company (acting as principal) described in clause (b)(ii) above;

            (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in one of the two highest rating categories by each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

            (e) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which are rated in one of the two highest rating categories by each Rating Agency at the time of such investment;

            (f) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency; and

            (g) any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (a)) and other securities and which money market funds are rated in one of the two highest rating categories by each Rating Agency.

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such investment or security is purchased at a price greater than par.

            Escrow Account: Each separate trust account or accounts created and maintained pursuant to Section 4.05 which shall be entitled "Wachovia Mortgage Corporation, in trust for the Purchaser, as owner of various whole loan series and various Mortgagors" and shall be established as an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans.

            Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

            Fannie Mae: The entity formerly known as the Federal National Mortgage Association, or any successor thereto.

            Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto, including, but not limited to, future updates thereof.

            Fannie Mae Transfer: As defined in Section 10.01.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            Fidelity Bond: A fidelity bond to be maintained by the Seller pursuant to Section 4.11.

            FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

            First Lien Loan: A Mortgage Loan secured by a first lien Mortgage on the related Mortgaged Property.

            First Remittance Date: The eighteenth (18th) day of the month following each respective Closing Date, or if such day is not a Business Day, the first Business Day immediately thereafter.

            Fixed Rate Mortgage Loan: A Mortgage Loan purchased pursuant to this Agreement which bears a fixed Mortgage Interest Rate during the life of the loan.

            Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

            Freddie Mac Guides: The Freddie Mac Sellers' Guide and the Freddie Mac Servicers' Guide and all amendments or additions thereto, including, but not limited to, any future updates thereof.

            Freddie Mac Transfer: As defined in Section 10.01.

            GAAP: Generally accepted accounting principles, consistently applied.

            Goodbye Letter: With respect to each Mortgage Loan, the notification to the related Mortgagor of the impending transfer of servicing with respect to such Mortgage Loan, as described in the Servicing Transfer Instructions.

            Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

            High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994, (b) classified as a "high cost home," "threshold," "covered," "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) categorized as High Cost pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

            Home Loan: A Mortgage Loan categorized as a Home Loan pursuant to Appendix E of the Standard & Poor's Glossary.

            HUD: The United States Department of Housing and Urban Development or any successor thereto.

            Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the Mortgage Interest Rate thereon.

            Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

            Insurer Letter: With respect to any Mortgage Loan, the notification to each insurer under each insurance policy related to such Mortgage Loan of the impending transfer of servicing with respect to such Mortgage Loan, as described in the Servicing Transfer Instructions.

            Interest Only Mortgage Loan: A Mortgage Loan that only requires payments of interest for a period of time specified in the related Mortgage Note.

            Interim Servicing Fee: As to each Mortgage Loan Package, the amount of the fee the Purchaser shall pay to the Seller for servicing the Mortgage Loans in accordance with the terms of this Agreement, which shall, with respect to each Mortgage Loan, be equal to $6.00 per calendar month.

            Interim Servicing Period: With respect to each Mortgage Loan Package, the period beginning on the related Closing Date and ending on the related Servicing Transfer Date, during which time Seller shall service the related Mortgage Loans on behalf of the Purchaser.

            Liquidation Proceeds: Amounts received in connection with the partial or complete liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or in connection with the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage.

            Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the original outstanding principal amount of the Mortgage Loan to the Appraised Value of the Mortgaged Property at origination.

            Manufactured Home Mortgage Loan: A single family residential unit that is constructed in a factory in sections in accordance with the Federal Manufactured Home Construction and Safety Standards adopted on July 15, 1976, by HUD ("HUD Code"), as amended in 2000, which preempts state and local building codes. Each unit is identified by the presence of a HUD Plate/Compliance Certificate label. The sections are then transported to the site and joined together and affixed to a pre-built permanent foundation (which satisfies the manufacturer's requirements and all state, county, and local building codes and regulations). The manufactured home is built on a non-removable, permanent frame chassis that supports the complete unit of walls, floors, and roof. The underneath part of the home may have running gear (wheels, axles, and brakes) that enable it to be transported to the permanent site. The wheels and hitch are removed prior to anchoring the unit to the permanent foundation. The manufactured home must be classified as real estate and taxed accordingly. The permanent foundation may be on land owned by the mortgager or may be on leased land.

            Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

            MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

            MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

            MIN: The Mortgage Identification Number for any MERS Mortgage
Loan.

            Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

            MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

            Mortgage: With respect to any Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first or second lien upon a leasehold estate of the Mortgagor. With respect to a Co-op Loan, the related Security Agreement.

            Mortgage File: With respect to each Mortgage Loan, the documents pertaining thereto specified in Exhibit A-1 and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan in accordance with the provisions of the related Mortgage Note.

            Mortgage Interest Rate Cap: With respect to an Adjustable Rate Mortgage Loan, the limit on each Mortgage Interest Rate adjustment as set forth in the related Mortgage Note.

            Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, any escrow accounts related to the Mortgage Loan, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

            Mortgage Loan Documents: The documents contained in a Mortgage
File.

            Mortgage Loan Package: As defined in the Recitals to this Agreement.

            Mortgage Loan Schedule: The schedule of Mortgage Loans setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgagor is self-employed; (5) a code indicating whether the Mortgaged Property is owner-occupied; (6) the number of units and type of residential property constituting the Mortgaged Property; (7) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (8) with respect to each First Lien Loan, the LTV at origination, and with respect to each Second Lien Loan, the CLTV at origination; (9) the Mortgage Interest Rate as of the related Cut-off Date; (10) the date on which the Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (11) the stated maturity date; (12) the first payment date; (13) the amount of the Monthly Payment as of the related Cut-off Date; (14) the last payment date on which a payment was actually applied to the outstanding principal balance;
(15) the original principal amount of the Mortgage Loan; (16) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due and collected on or before the related Cut-off Date; (17) with respect to each Adjustable Rate Mortgage Loan, the Adjustment Date; (18) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin; (19) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate Cap under the terms of the Mortgage Note; (20) with respect to each Mortgage Loan, a code indicating the type of Index; (21) the type of Mortgage Loan (i.e., Fixed or Adjustable Rate Mortgage Loan, First or Second Lien Loan); (20) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance);
(21) a code indicating the documentation style (i.e., full, alternative or reduced); (22) asset verification (Y/N); (23) the loan credit classification (as described in the Underwriting Standards); (24) whether such Mortgage Loan provides for a Prepayment Penalty and, if applicable, the Prepayment Penalty term; (25) the Mortgage Interest Rate as of origination; (26) the credit risk score (FICO score); (27) the date of origination; (28) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate adjustment period;
(29) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate adjustment percentage; (30) with respect to each Adjustable Rate Mortgage Loan, the Mortgage Interest Rate Cap as of the first Adjustment Date; (31) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap subsequent to the first Adjustment Date; (32) the Due Date for the first Monthly Payment; (33) the original Monthly Payment due; (34) a code indicating the Primary Mortgage Insurance Policy provider and percentage of coverage, if applicable; (35) Appraised Value; (36) appraisal type; (37) appraisal date;
(40) a code indicating whether the Mortgage Loans is a "buydown" loan; and
(38) with respect to the related Mortgagor, the debt-to-income ratio. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; (4) the weighted average maturity of the Mortgage Loans; (5) the applicable Cut-off Date; and (6) the applicable Closing Date.

            Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

            Mortgaged Property: With respect to any Mortgage Loan that is not a Co-op Loan, the underlying real property securing repayment of the related Mortgage Note, consisting of a fee simple parcel of real estate or a leasehold estate, the term of which is equal to or longer than the term of such Mortgage Note. With respect to a Co-op Loan, the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Co-op Loan and the related Co-op Lease.

            Mortgagor: The obligor on a Mortgage Note.

            Mortgagor Personal Information: Any information, including, but not limited to, all personal information about a Mortgagor that is disclosed to the Seller or the Purchaser by or on behalf of the Mortgagor.

            Net P&I Transfer Amount: As defined in Section 8.02.

            Net T&I Transfer Amount: As defined in Section 8.02.

            OCC: Office of the Comptroller of the Currency, its successors and assigns.

            Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser as required by this Agreement.

            Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Purchaser, provided that any Opinion of Counsel relating to
(a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the Seller and any servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Seller or any servicer or in an Affiliate of either and (iii) is not connected with the Seller or any servicer as an officer, employee, director or person performing similar functions.

            OTS: Office of Thrift Supervision or any successor thereto.

            Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest
Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date, which may be a different amount with respect to the first Adjustment Date.

            Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Premium Percentage: With respect to any Mortgage Loan, a percentage equal to the excess of the Purchase Price Percentage over 100%.

            Prepayment Penalty: With respect to each Mortgage Loan, the amount of any premium or penalty required to be paid by the Mortgagor if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

            Primary Mortgage Insurance Policy: Each policy of primary mortgage insurance represented to be in effect pursuant to Section 3.02(bb), or any replacement policy therefor obtained by the Seller pursuant to Section 4.07.

            Prime Rate: The prime rate announced to be in effect from time to time as published as the average rate in The Wall Street Journal (Northeast Edition).

            Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Purchase Price: As defined in Section 2.02.

            Purchase Price and Terms Letter: As defined in the Recitals to this Agreement which may also be a form of trade execution notice.

            Purchaser: Morgan Stanley Mortgage Capital Inc., its successors in interest and assigns.

            Qualified Appraiser: With respect to each Mortgage Loan, an appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

            Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the insurance policy issued by it, approved as an insurer by Fannie Mae or Freddie Mac.

            Rating Agencies: Standard & Poor's Ratings Services, a division of The McGraw- Hill Companies, Inc., Moody's Investors Service, Inc. or, in the event that some or all ownership of the Mortgage Loans is evidenced by mortgage-backed securities, the nationally recognized rating agencies issuing ratings with respect to such securities, if any.

            Reconstitution: As defined in Section 10.01.

            Reconstitution Agreement: As defined in Section 10.01.

            Reconstitution Date: As defined in Section 10.01.

            Refinanced Mortgage Loan: A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            Remittance Date: The 18th day of each month, beginning with the First Remittance Date, or if such day is not a Business Day, the first Business Day thereafter.

            Repurchase Price: With respect to any Mortgage Loan for which a breach of a representation or warranty set forth in this Agreement is found, a price equal to (i) the then outstanding principal balance of the Mortgage Loan to be repurchased, plus (ii) accrued interest thereon at the Mortgage Interest Rate from the date to which interest had last been paid through the date of such repurchase, plus (iii) the amount of any outstanding advances owed to any servicer, plus (iv) all costs and expenses incurred by the Purchaser or any servicer arising out of or based upon such breach, including without limitation reasonable costs and expenses incurred in the enforcement of the Seller's repurchase obligation hereunder, less (v) in the event the Seller is servicing such Mortgage Loan as of the date of repurchase, amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in connection with such Mortgage Loan, plus (vi) in the event a Mortgage Loan is repurchased during the period following the related Closing Date and prior to a related Reconstitution Date (but in no event shall such period extend for more than the first twelve months following the related Closing Date), an amount equal to the Premium Percentage multiplied by the outstanding principal balance of such Mortgage Loan as of the date of such repurchase.

            RESPA: Real Estate Settlement Procedures Act, as amended from time to time.

            Second Lien Loan: A Mortgage Loan secured by a second lien Mortgage on the related Mortgaged Property.

            Securitization Transfer: The sale or transfer of some or all of the Mortgage Loans to a trust or other entity as part of a publicly-offered or privately-placed, rated or unrated mortgage pass-through or other mortgage-backed securities transaction.

            Security Agreement: With respect to a Co-op Loan, the agreement or mortgage creating a security interest in favor of the originator of the Co-op Loan in the related Co-op Stock.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Seller of its interim servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of a Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Seller specifies the Mortgage Loan(s) to which such expenses relate, and provided further that any such enforcement, administrative or judicial proceeding does not arise out of a breach of any representation, warranty or covenant of the

Seller hereunder), (c) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage, (d) any expenses reasonably sustained by the Seller with respect to the liquidation of the Mortgaged Property in accordance with the terms of this Agreement and (e) compliance with the obligations under Section 4.01

            Servicing File: With respect to each Mortgage Loan, the documents pertaining thereto specified in Exhibit A-2 and copies of all documents for such Mortgage Loan specified in Exhibit A-1.

            Servicing Officer: Any officer of the Seller involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Seller to the Purchaser upon request, as such list may from time to time be amended.

            Servicing Transfer Date: With respect to each Mortgage Loan Package, the date upon which the Seller's obligations to service the related Mortgage Loans shall cease. Such date shall occur on the date provided in the related Purchase Price and Terms Letter and confirmed in the related Assignment and Conveyance.

            Servicing Transfer Instructions: The Seller's transfer instructions for servicing as described in Exhibit G.

            Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., and its successors in interest.

            Standard & Poor's Glossary: The Standard & Poor's LEVELS(R) Glossary, as may be in effect from time to time.

            Stated Principal Balance: As to each Mortgage Loan and any date of determination, (i) the principal balance of such Mortgage Loan as of the related Cut-off Date after giving effect to payments of principal actually received by the Seller on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal.

            Underwriting Standards: As to each Mortgage Loan, the Seller's underwriting guidelines in effect as of the date of origination of such Mortgage Loan.

            Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party which sale or transfer is not a Securitization Transfer, Fannie Mae Transfer or a Freddie Mac Transfer.

                                  ARTICLE II
          SERVICING OF MORTGAGE LOANS; RECORD TITLE AND POSSESSION OF
            MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT;
                     DELIVERY OF MORTGAGE LOAN DOCUMENTS

            Section 2.01   Agreement to Purchase.

            The Seller agrees to sell and the Purchaser agrees to purchase on each Closing Date, pursuant to this Agreement and the related Purchase Price and Terms Letter, the Mortgage Loans being sold by the Seller and listed on the related Mortgage Loan Schedule, servicing rights released, having an aggregate Stated Principal Balance in an amount as set forth in the related Purchase Price and Terms Letter, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on such Closing Date. Notwithstanding the foregoing, the parties understand and agree that the rights and responsibilities related to the servicing of the Mortgage Loans shall remain vested in the Seller through the related Servicing Transfer Date. The Seller shall deliver in an electronic format the Mortgage Loan Schedule for the Mortgage Loans to be purchased on such Closing Date to the Purchaser at least two (2) Business Days prior to such Closing Date.

            Section 2.02   Purchase Price.

            The Purchase Price for the Mortgage Loans in a Mortgage Loan Package shall be equal to the sum of (a) the percentage of par as stated in the related Purchase Price and Terms Letter (subject to adjustment as provided therein), multiplied by the aggregate Stated Principal Balance of Mortgage Loans as of the related Cut-off Date listed on the related Mortgage Loan Schedule plus (b) accrued interest on the aggregate Stated Principal Balance of the related Mortgage Loans at the weighted average Mortgage Interest Rate of such Mortgage Loans from and including the date interest was last received through and including the day before such Closing Date (the "Purchase Price"). If so provided in the related Purchase Price and Terms Letter, portions of each Mortgage Loan Package shall be priced separately.

            The Purchase Price as set forth in the preceding paragraph for the Mortgage Loans in a Mortgage Loan Package shall be paid on the related Closing Date by wire transfer of immediately available funds.

            With respect to each Mortgage Loan, the Purchaser shall be entitled to (1) all payments and/or recoveries of principal collected after the related Cut-off Date, and (2) all payments of interest on such Mortgage Loan collected after the Cut-off Date, net of the related Interim Servicing Fee.

            For the purposes of this Agreement, if received prior to the related Cut-off Date, payments of scheduled principal and interest prepaid for a Due Date beyond the related Closing Date shall be applied to reduce the Stated Principal Balance of the related Mortgage Loan as of such Closing Date. Such prepaid amounts shall be the property of the Seller.

            Section 2.03   Servicing of Mortgage Loans.

            On each Closing Date, the Mortgage Loans in the related Mortgage Loan Package will be sold by the Seller to the Purchaser on a servicing released basis upon the execution and delivery of an Assignment and Conveyance in the form attached hereto as Exhibit E (the "Assignment and Conveyance").

            Simultaneously with the execution and delivery of the related Assignment and Conveyance, for each Mortgage Loan Package, the Seller hereby agrees to interim service the Mortgage Loans listed on the Mortgage Loan
Schedule in accordance with Accepted Servicing Practices and this Agreement. The rights of the Purchaser to receive payments with respect to the related Mortgage Loans shall be as set forth in this Agreement.

            The Seller shall transfer servicing of each Mortgage Loan to the Purchaser on the related Servicing Transfer Date, in compliance with Section
8.01 hereof. Any rights with respect to the servicing of the Mortgage Loans hereunder shall be assigned to the Purchaser and the Purchaser assumes any obligations thereunder with respect to the Mortgage Loans, except as otherwise provided in this Agreement.

            Section 2.04 Record Title and Possession of Mortgage Files; Maintenance of Servicing Files.

            As of each Closing Date, the Seller will have sold, transferred, assigned, set over and conveyed to the Purchaser, without recourse, and the Seller hereby acknowledges that the Purchaser will have, all the right, title and interest of the Seller in and to the Mortgage Loans. In accordance with
Section 2.06, the Seller shall deliver at its own expense, the Mortgage Files for the related Mortgage Loans to Purchaser or its designee. The possession of each Servicing File by the Seller is for the sole purpose of servicing the related Mortgage Loan during the related Interim Servicing Period. From each Closing Date, the ownership of each related Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Purchaser. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Seller shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of the Mortgage Loans. Any portion of the Mortgage Files retained by the Seller during the Interim Servicing Period shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.

            In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at its own expense, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Purchaser in accordance with this Agreement by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the Purchaser of such Mortgage Loans. The Seller further agrees that it will not alter the information referenced in this paragraph with respect to any Mortgage Loan during the related Interim Servicing Period unless otherwise directed by the Purchaser.

            Section 2.05   Books and Records.

            The sale of each Mortgage Loan will be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller and will be reflected on the Purchaser's balance sheet and other financial statements as a purchase by the Purchaser. The Seller shall maintain, a complete set of books and records for the Mortgage Loans sold by it which shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser. In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Seller and periodic inspection reports as required by Section
4.09. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Seller may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Seller complies with the requirements of the Fannie Mae Guides.

            Section 2.06   Transfer of Mortgage Loans.

            The Seller shall keep at its office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms of Section 11.12. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any Person with respect to this Agreement or any Mortgage Loan unless a properly executed Assignment, Assumption and Recognition Agreement in the form of Exhibit D with respect to such Mortgage Loan has been delivered to the Seller; provided, that, unless otherwise provided in the related Purchase Price and Terms Letter, in no event shall there be more than four (4) "Purchasers" with respect to any Mortgage Loan Package. Upon receipt of notice of the transfer, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and, except as otherwise provided herein, the previous Purchaser shall be released from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

            Section 2.07   Delivery of Mortgage Loan Documents.

            The Seller shall, at least two (2) Business Days prior to the related Closing Date (or such later date as the Purchaser may reasonably request), deliver and release to the Purchaser, or its designee, the Mortgage Loan Documents with respect to each Mortgage Loan pursuant to a bailee letter agreement. If the Seller cannot deliver the original recorded Mortgage Loan Documents on the related Closing Date, the Seller shall, promptly upon receipt thereof and in any case not later than 180 days from the related Closing Date, deliver such original recorded documents to the Purchaser or its designee (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office). If delivery is not completed within 180 days of the related Closing Date solely because such documents shall not have been returned by the appropriate recording office, the Seller shall deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of a Servicing Officer of the Seller, confirming that such document has been accepted for recording and shall use its best efforts to deliver such document within twelve (12) months of the related Closing Date.

            To the extent received by it, the Seller shall forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two (2) weeks after their execution; provided, however, that the Seller shall provide the Purchaser, or its designee, with a copy, certified by the Seller as a true copy, of any such document submitted for recordation within two (2) weeks after its execution, and shall promptly provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within two (2) weeks of its return from the appropriate public recording office.

            The Seller shall pay all initial recording fees, if any, for the Assignments of Mortgage and any other fees or costs in transferring all original documents to the Custodian or, upon written request of the Purchaser, to the Purchaser or the Purchaser's designee. The Purchaser or the Purchaser's designee shall be responsible for recording the Assignments of Mortgage and shall be reimbursed by the Seller for the costs associated therewith pursuant to the preceding sentence.

            Section 2.08   Quality Control Procedures.

            The Seller shall have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program must be capable of evaluating and monitoring the overall quality of its loan production and servicing activities. The program is to ensure that the Mortgage Loans are originated and serviced in accordance with prudent mortgage banking practices and accounting principles; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

            Section 2.09   Closing.

            The closing for the purchase and sale of the Mortgage Loans shall take place on the related Closing Date. The closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

            The closing for the Mortgage Loans to be purchased on the related Closing Date shall be subject to each of the following conditions:

            (a) at least two (2) Business Days prior to the related Closing Date, the Seller shall deliver to the Purchaser a magnetic diskette, or transmit by modem or e-mail, a listing on a loan-level basis of the information contained in the Mortgage Loan Schedule;

            (b) all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the related Closing Date or, with respect to representations and warranties made as of a date other than the related Closing Date, as of such date, and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

            (c) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all closing documents, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

            (d) the Seller shall have received, or the Seller's attorneys shall have received in escrow, all closing documents, in such forms as are agreed upon and acceptable to the Seller, duly executed by all signatories other than the Seller as required pursuant to the terms hereof;

            (e) the Seller shall have delivered and released to the Purchaser (or its designee) on or prior to the related Closing Date all documents required to be delivered and released pursuant to the terms of this Agreement; and

            (f) all other terms and conditions of this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance shall have been materially complied with.

            Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Purchase Price pursuant to Section
2.02 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

                                 ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE SELLER;
                     REPURCHASE; REVIEW OF MORTGAGE LOANS

            Section 3.01   Representations and Warranties of the Seller.

            The Seller represents, warrants and covenants to the Purchaser that as of each Closing Date or as of such date specifically provided herein:

            (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Seller by any such state, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

            (b) The Seller has the full power and authority and legal right to hold, transfer and convey each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance and to conduct its business as presently conducted; the Seller has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance, and any agreements contemplated hereby, and this Agreement, the related Purchase Price and Terms Letter, the related Assignment and Conveyance and each Assignment of Mortgage to the Purchaser and any agreements contemplated hereby, constitute the legal, valid and binding obligations of the Seller, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors; and all requisite corporate action has been taken by the Seller to make this Agreement, the related Purchase Price and Terms Letter, the related Assignment and Conveyance and all agreements contemplated hereby valid and binding upon the Seller in accordance with their respective terms;

            (c) None of the execution and delivery of this Agreement, the related Purchase Price and Terms Letter, the related Assignment and Conveyance, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, the related Purchase Price and Terms Letter or the related Assignment and Conveyance will conflict with any of the terms, conditions or provisions of the Seller's charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any material agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject;

            (d) There is no litigation, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened, or any order or decree outstanding, which is reasonably likely to have a material adverse effect on the sale of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement, the related Purchase Price and Terms Letter or the related Assignment and Conveyance, or which is reasonably likely to have a material adverse effect on the financial condition of the Seller;

            (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance, except for consents, approvals, authorizations and orders which have been obtained;

            (f) The consummation of the transactions contemplated by this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement, the related

Purchase Price and Terms Letter and the related Assignment and Conveyance are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

            (g) The Seller has not used selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans in the Seller's portfolio at the Cut-off Date;

            (h) The Seller will treat the sale of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

            (i) The Seller is an approved seller/servicer of residential mortgage loans for Fannie Mae or Freddie Mac and HUD, with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans. The Seller is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws and regulations, meets the minimum capital requirements, if applicable, set forth by the OCC, and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac and no event has occurred which would make the Seller unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

            (j) The Seller does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement and the related Purchase Price and Terms Letter. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors;

            (k) Neither this Agreement nor any information, statement, tape, diskette, form, report, or other document furnished or to be furnished pursuant to this Agreement or any Reconstitution Agreement or in connection with the transactions contemplated hereby (including any Securitization Transfer or Whole Loan Transfer) contains or will contain any untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained herein or therein not misleading;

            (l) The Seller acknowledges and agrees that the Interim Servicing Fee represents reasonable compensation for performing such services and that the entire Interim Servicing Fee shall be treated by the Seller, for accounting and tax purposes, as compensation for the interim servicing and administration of the Mortgage Loans pursuant to this Agreement;

            (m) The Seller has delivered to the Purchaser financial statements as to its last two complete fiscal years for which financial statements are available. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement, the related Purchase Price and Terms Letter or the related Assignment and Conveyance;

            (n) The Seller has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and

            (o) The Seller is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

            Section 3.02 Representations and Warranties as to Individual Mortgage Loans.

            The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan, as of the related Closing Date as follows:

            (a) The information set forth in the Mortgage Loan Schedule, including any diskette or other related data tapes delivered to the Purchaser, is complete, true and correct in all material respects as of the related Cut-off Date;

            (b) With respect to a First Lien Loan that is not a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. With respect to a First Lien Loan that is a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

            (c) With respect to a Second Lien Loan that is not a Co-op Loan, the Mortgage creates a second lien or a second priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. With respect to a Second Lien Loan that is a Co-op Loan, the Mortgage creates a second lien or a second priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

            (d) All payments due on or prior to the related Cut-off Date for such Mortgage Loan have been made as of the related Closing Date, the Mortgage Loan is not delinquent thirty (30) days or more in payment and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; as to each Mortgage Loan, there has been no more than one thirty (30) day delinquency during the immediately preceding twelve-month period;

            (e) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

            (f) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Purchaser. No instrument of waiver, alteration or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;

            (g) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (h) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac, as well as all additional requirements set forth in Section 4.09 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, as well as all additional requirements set forth in Section 4.09 of this Agreement. Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person or entity, and no such unlawful items have been received, retained or realized by the Seller;

            (i) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Seller shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements;

            (j) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

            (k) With respect to any First Lien Loan, the related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property and, with respect to any Second Lien Loan, the related Mortgage is a valid, subsisting, enforceable and perfected second lien on the Mortgaged Property, including for Mortgage Loans that are not Co-op Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first or second lien, as applicable, of the Mortgage subject only to (1) with respect to any Second Lien Loan, the related First Lien Loan, (2) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (3) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates (1) with respect to any First Lien Loan, a valid, subsisting, enforceable and perfected first lien and first priority security interest and (2) with respect to any Second Lien Loan, a valid, subsisting, enforceable and perfected second lien and second priority security interest, in each case, on the property described therein, and the Seller has the full right to sell and assign the same to the Purchaser;

            (l) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors generally and the equitable remedy of specific performance and by general equitable principles. All parties to the Mortgage Note and the related Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the related Mortgage. The Mortgage Note and the related Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller, the Mortgagor or any other party involved in the origination of the Mortgage Loan. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or related Mortgage;

            (m) The Seller or its Affiliate (or with respect to MERS Mortgage Loans, MERS on behalf of the Seller or its Affiliate) is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan to the Purchaser, the Seller will retain the Servicing File in trust for the Purchaser only for the purpose of servicing and supervising the servicing of the Mortgage Loans during the related Interim Servicing Period. Immediately prior to the transfer and assignment to the Purchaser on the related Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the Mortgage Loan as set forth in this Agreement. After the related Closing Date, the Seller will have no right to modify or alter the terms of the sale of the Mortgage Loan and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement;

            (n) Each Mortgage Loan that is not a Co-op Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (k)(1), (2), (3) and (4) above) the Seller, its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of the Mortgage Loan. Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and the related Purchase Price and Terms Letter. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person or entity, and no such unlawful items have been received, retained or realized by the Seller;

            (o) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor, to the Seller's knowledge, any prior mortgagee has waived any default, breach, violation or event permitting acceleration. With respect to each Second Lien Loan, (i) the First Lien Loan is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the Second Lien Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage;

            (p) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage, which are not insured against by the title insurance policy referenced in paragraph (n) above;

            (q) All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (n) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

            (r) The Mortgage Loan was originated by or for the Seller. The Mortgage Loan complies with the terms, conditions and requirements of the Underwriting Standards in all material respects. The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to Fannie Mae or Freddie Mac. The Mortgage Loan bears interest at the Mortgage Interest Rate set forth in the related Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related

Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

            (s) The Mortgaged Property at origination of the related Mortgage Loan was and, to the Seller's knowledge, currently is free of material damage and waste. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

            (t) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption;

            (u) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

            (v) The Mortgage File contains an appraisal (or other valuation method as indicated on the related Mortgage Loan Schedule and otherwise acceptable to Fannie Mae or Freddie Mac for mortgage loans that have "DU" underwriter or loan prospector approval, respectively) of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser. The appraisal is in a form acceptable to Fannie Mae or Freddie Mac;

            (w) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

            (x) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (k) above and such collateral does not serve as security for any other obligation;

            (y) The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

            (z) The Mortgagor was not in bankruptcy or insolvent as of the date of origination of the Mortgage Loan and, to the Seller's knowledge, is not in bankruptcy or insolvent as of the related Closing Date;

            (aa) Each Fixed Rate Mortgage Loan has an original term to maturity of not more than thirty (30) years, with interest calculated and payable in arrears on the first day of each month in equal monthly installments of principal and interest. Except with respect to Interest Only Mortgage Loans, each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance of the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty (30) years and to pay interest at the related Mortgage Interest Rate; provided, however, in the case of an Interest Only Mortgage Loan, after the interest-only period, payments will be sufficient to amortize with respect to the life of the Mortgage Loan. No Mortgage Loan contains terms or provisions which would result in negative amortization. No Mortgage Loan is a Balloon Mortgage Loan;

            (bb) If a Mortgage Loan has an LTV greater than 80%, the portion of the principal balance of such Mortgage Loan in excess of the portion of the Appraisal Value of the Mortgaged Property required by Fannie Mae, is and will be insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. The mortgage interest rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium;

            (cc) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

            (dd) As to Mortgage Loans that are not Co-op Loans and that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in the related Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a mobile home, log home, geodesic dome or other unique property type. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and, since the date of origination no portion of the Mortgaged Property has been used for commercial purposes, except as permitted under the Underwriting Standards. In the case of any Manufactured Home Mortgage Loan, (i) such Manufactured Home Mortgage Loan conforms with the applicable Fannie Mae or Freddie Mac requirements regarding mortgage loans related to manufactured dwellings, (ii) the related manufactured dwelling is permanently affixed to the land, (iii) the related manufactured dwelling and the related land are subject to a Mortgage properly filed in the appropriate public recording office and naming Seller as mortgagee, (iv) the applicable laws of the jurisdiction in which the related Mortgaged Property is located will deem the manufactured dwelling located on such Mortgaged Property to be a part of the real property on which such dwelling is located, and (v) such Manufactured Home Mortgage Loan is (x) a qualified mortgage under Section 860G(a)(3) of the Code and (y) secured by manufactured housing treated as a single family residence under Section 25(e)(10) of the Code. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination, no portion of the Mortgaged Property has been used for commercial purposes; provided, that Mortgaged Properties which contain a home office shall not be considered as being used for commercial purposes as long as the Mortgaged Property has not been altered for commercial purposes and is not storing any chemicals or raw materials other than those commonly used for homeowner repair, maintenance and/or household purposes;

            (ee) Except with respect to Interest Only Mortgage Loans, principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with such Mortgage Loan;

            (ff)  No Mortgage Loan imposes a Prepayment Penalty;

            (gg) As of the date of origination of the Mortgage Loan, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (hh) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets the Seller's eligibility requirements as set forth in Underwriting Standards;

            (ii) There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgage Property; and, to the best of the Seller's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

            (jj) The related Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act or other similar state statute;

            (kk) No action has been taken or failed to be taken by the Seller on or prior to the related Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;

            (ll) Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices;

            (mm) With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority over the Seller's security interest in such cooperative shares;

            (nn) With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;

            (oo) With respect to each Co-op Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Code, is held by a Person as a tenant-stockholder (as defined in Section 216 of the Code) and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

            (pp) With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease;

            (qq) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

            (rr) With respect to any ground lease to which a Mortgaged Property may be subject: (i) a true, correct and complete copy of the ground lease and all amendments, modifications and supplements thereto is included in the Servicing File, and the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease;
(ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise except as contained in the Mortgage File; (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the related Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the related Closing Date pursuant to the terms of such ground lease; (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; (ix) the ground lease term extends beyond the maturity date of the related Mortgage Loan; and (x) the Purchaser has the right to cure defaults on the ground lease;

            (ss) With respect to any broker fees collected and paid on any of the Mortgage Loans, all broker fees have been properly assessed to the borrower and no claims will arise as to broker fees that are double charged and for which the borrower would be entitled to reimbursement;

            (tt)  Each Mortgage Loan constitutes a "qualified mortgage" under
Section 860G(a)(3)(A) of the Code and Treasury Regulations Section
1.860G-2(a)(1);

            (uu) Except as provided in Section 2.06, the Mortgage Note, the Mortgage, the Assignment of Mortgage and the other documents set forth in Exhibit A-1 and required to be delivered on the related Closing Date have been delivered to the Purchaser or its designee;

            (vv) To the Seller's knowledge, all information supplied by, on behalf of, or concerning the Mortgagor is true, accurate and complete and does not contain any statement that is or will be inaccurate or misleading in any material respect;

            (ww) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans. The Seller shall maintain such statement in the Servicing File;

            (xx) No Mortgage Loan had a Loan-to-Value Ratio at the time of origination of more than 100%. No Second Lien Loan has an CLTV in excess of 100%;

            (yy) Either (a) no consent for the Second Lien Loan is required by the holder of the related First Lien Loan or (b) such consent has been obtained and is contained in the Mortgage File;

            (zz) With respect to any Second Lien Loan, the Seller has not received notice of: (1) any proceeding for the total or partial condemnation of any Mortgaged Property, (2) any subsequent, intervening mortgage, lien, attachment, lis pendens or other encumbrance affecting any Mortgaged Property or (3) any default under any mortgage, lien or other encumbrance senior to each Mortgage;

            (aaa) No Second Lien Loan is a "home equity line of credit";

            (bbb) As of the Closing Date, the Seller has not received a notice of default of a First Lien Loan which has not been cured;

            (ccc) No First Lien Loan provides for negative amortization;

            (ddd) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

            (eee) None of the proceeds of the Mortgage Loan were used to finance single-premium credit insurance policies;

            (fff) The origination and servicing practices with respect to each Mortgage Note and Mortgage have been legal and in accordance with applicable laws and regulations, and in all material respects proper and prudent in the mortgage origination and servicing business. With respect to escrow deposits and payments that the Seller is entitled to collect, all such payments are in the possession of, or under the control of, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected and are being maintained in full compliance with applicable state and federal law and the provisions of the related Mortgage Note and Mortgage. As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

            (ggg) No Mortgage Loan is a Convertible Mortgage Loan;

            (hhh) With respect to each Adjustable Rate Mortgage Loan, the Mortgage Loan Documents provide that after the related first Interest Rate Adjustment Date, a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in the Mortgage Loan Documents;

            (iii) Any future advances made to the Mortgagor prior to the applicable Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the Mortgagee's consolidated interest or by other title evidence acceptable to

Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

            (jjj) There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and the Seller has no knowledge of any such proceedings in the future;

            (kkk) No Mortgage Loan was made in connection with the construction (other than a "construct-to-perm" loan) or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property (other than a tax deferred exchange under Section 1031 of the Code);

            (lll) If applicable, with respect to each Mortgage, the Seller has within the last twelve months (unless such Mortgage was originated within such twelve month period) analyzed the required Escrow Payments for each Mortgage and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law;

            (mmm) As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Seller to the Purchaser, the Seller has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded from furnishing the same to any subsequent or prospective purchaser of such Mortgage. The Seller has and, to the extent required during the related Interim Servicing Period, shall in its capacity as interim servicer, for each Mortgage Loan, fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis;

            (nnn) If the Mortgage Loan is secured by a leasehold estate, (1) the ground lease is assignable or transferable; (2) the ground lease will not terminate earlier than five years after the maturity date of the Mortgage Loan; (3) the ground lease does not provide for termination of the lease in the event of lessee's default without the Mortgagee being entitled to receive written notice of, and a reasonable opportunity to cure the default; (4) the ground lease permits the mortgaging of the related Mortgaged Property; (5) the ground lease protects the Mortgagee's interests in the event of a property condemnation; (6) all ground lease rents, other payments, or assessments that have become due have been paid; and (7) the use of leasehold estates for residential properties is a widely accepted practice in the jurisdiction in which the Mortgaged Property is located;

            (ooo) Each Mortgage Loan is covered by a paid in full, life of loan, tax service contract issued by First American Real Estate Tax Service, and such contract is transferable;

            (ppp) The Seller's decision to originate any mortgage loan or to deny any mortgage loan application is an independent decision based upon Seller's underwriting guidelines, and is in no way made as a result of Purchaser's decision to purchase, or not to purchase, or the price Purchaser may offer to pay for, any such mortgage loan, if originated;

            (qqq) Each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser and any Mortgage Loan for which the related Mortgage has been recorded in the name of MERS) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded;

            (rrr) On or prior to the related Closing Date, the Mortgagor has not filed a bankruptcy petition or has not become the subject of involuntary bankruptcy proceedings or has not consented to the filing of a bankruptcy proceeding against it or to a receiver being appointed in respect of the related Mortgaged Property;

            (sss) No Mortgagor with respect to any Mortgage Loan originated on or after August 1, 2004 is required under the Mortgage or Mortgage Note to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

            (ttt) The Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001;

            (uuu) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to Section 2.06 of this Agreement shall be delivered to the Purchaser or its designee all in compliance with the specific requirements of
Section 2.06. With respect to each Mortgage Loan, the Seller will be in possession of a complete Mortgage File in compliance with Exhibit A-1 hereto, except for such documents as will be delivered to the Purchaser or its designee;

            (vvv) With respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate is the related Gross Margin; and

            (www) The Seller has no knowledge of any circumstances or conditions with respect to the related Mortgage, Mortgaged Property, Mortgagor, Mortgage File or the related Mortgagor's credit standing that can reasonably be expected to cause private institutional investors that invest in prime mortgage loans similar to the Mortgage Loan to regard the Mortgage Loan as an unacceptable investment.

            Section 3.03   Repurchase; Substitution.

            It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans and delivery of the Mortgage File to the Purchaser, or its designee, and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination, or lack of examination, of any Mortgage Loan Document. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the others. The Seller shall have a period of ninety (90) days from the earlier of its discovery or its receipt of notice of any such breach within which to correct or cure such breach. Notwithstanding the above sentences, with respect to any Mortgage Loan included in a Securitization Transfer, within sixty (60) days after the earlier of either discovery by, or notice to, the Seller of any breach of the representations or warranties set forth in clause (ff), (tt), (ddd), (eee),
(mmm) or (sss) of Section 3.02, the Seller shall repurchase such Mortgage Loan at the Repurchase Price. The Seller hereby covenants and agrees that (except as provided in the previous sentence with respect to certain breaches for which no substitution is permitted) if any such breach is not corrected or cured within such ninety (90) day period, the Seller shall, at the Purchaser's option, either repurchase such Mortgage Loan at the Repurchase Price or substitute a mortgage loan for the Defective Mortgage Loan as provided below. In the event that any such breach shall involve any representation or warranty set forth in Section 3.01, and such breach is not cured within ninety (90) of the earlier of either discovery by or notice to the Seller of such breach, all affected Mortgage Loans shall, at the option of the Purchaser, be repurchased by the Seller at the Repurchase Price. Any such repurchase shall be accomplished by remitting to the Purchaser the amount of the Repurchase Price.

            If pursuant to the foregoing provisions the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Seller, or if such repurchase occurs after the related Servicing Transfer Date, the Purchaser, shall either
(i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder of such Mortgage Loan.

            If the Seller is required to repurchase any Mortgage Loan pursuant to this Section 3.03 as a result of a breach of any of the representations and warranties set forth in Section 3.02, the Seller may, with the Purchaser's prior consent, which consent shall not be unreasonably withheld, within 180 days from the related Closing Date, remove such defective Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such defective Mortgage Loan, in lieu of repurchasing such defective Mortgage Loan. Any substitute Mortgage Loan shall (a) have a principal balance at the time of substitution not in excess of the principal balance of the defective Mortgage Loan (the amount of any difference, plus one month's interest thereon at the Mortgage Interest Rate borne by the defective Mortgage Loan, being paid by the Seller and deemed to be a Principal Prepayment to be remitted to the Purchaser by the Seller), (b) have a Mortgage Interest Rate not less than, and not more than one percentage point greater than, the Mortgage Interest Rate of the removed Mortgage Loan, (c) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the removed Mortgage Loan, (d) have a Loan-to-Value Ratio at origination no greater than that of the removed Mortgage Loan, (e) with respect to any Second Lien Loan, have an Combined Loan-to-Value Ratio at origination no greater than that of the removed Mortgage Loan, (f) have the same lien priority as that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Purchaser, in material compliance with the representations and warranties contained in this Agreement and described in
Section 3.02 as of the date of substitution.

            If such substitution occurs during the related Interim Servicing Period, the Seller shall amend the related Mortgage Loan Schedule to reflect the withdrawal of the removed Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor. Upon such amendment, the Purchaser shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan. The Monthly Payment on a substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the Monthly Payment on the Defective Mortgage Loan for which the substitution is made due on the such date shall be the property of the Purchaser.

            It is understood and agreed that the obligations of the Seller set forth in this Section 3.03 to cure, repurchase or substitute for a defective Mortgage Loan, and to indemnify Purchaser pursuant to Section 7.01, constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. If the Seller fails to repurchase or substitute for a defective Mortgage Loan in accordance with this Section 3.03, or fails to cure a defective Mortgage Loan to Purchaser's reasonable satisfaction in accordance with this Section 3.03, or to indemnify Purchaser pursuant to Section 7.01, that failure shall, upon compliance by the Purchaser with the next to the last paragraph of this Section 3.03, entitle the Purchaser to pursue all available remedies.

            Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and
3.02 shall accrue as to any Mortgage Loan upon (i) the earlier of discovery of such breach by the Seller or notice thereof by the Purchaser to the Seller,
(ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

            In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which no default is imminent, Purchaser may, in connection with any repurchase or substitution of a Defective Mortgage Loan pursuant to this Section 3.03, require that the Seller deliver, at the Seller's expense, an Opinion of Counsel to the effect that such repurchase or substitution will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

            Section 3.04   Repurchase of Mortgage Loans With First Payment
Defaults.

            If a Mortgagor is thirty (30) days or more delinquent with respect to the first Monthly Payment due to the Purchaser on the related Mortgage Loan immediately following the related Closing Date, the Seller, at the Purchaser's option, shall promptly repurchase such Mortgage Loan from the Purchaser within thirty (30) calendar days' of receipt of written notice from the Purchaser. Any repurchase pursuant to this Section 3.04 shall be effected in accordance with the procedures set forth in Section 3.03 hereof, however, any such repurchase shall be made at the Repurchase Price.

            Section 3.05   Purchase Price Protection.

            With respect to any Mortgage Loan that prepays in full during the first sixty (60) days following the related Closing Date, the Seller shall reimburse the Purchaser the amount (if any) by which the Purchase Price paid by the Purchaser to the Seller exceeded 100% of the outstanding Stated Principal Balance of the Mortgage Loan as of the related Cut-off Date, within thirty (30) days of such payoff. Upon any assignment of a Mortgage Loan and/or this Agreement, the Purchaser may at its option retain its rights under this
Section 3.05 notwithstanding such assignment.


                                  ARTICLE IV

              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS
              --------------------------------------------------

            Section 4.01   Interim Servicing of the Mortgage Loans.

            The Seller shall service and administer the related Mortgage Loans from each Closing Date through the related Servicing Transfer Date on the Purchaser's behalf in accordance with this Agreement and Accepted Servicing Practices. Unless otherwise specified in the related Assignment and Conveyance, the related Servicing Transfer Date shall be the first day of the second month following the month in which the related Closing Date occurs. The Seller shall collect any payments due from the related Mortgagors within the first month following the month in which the related Closing Date occurs. Beginning with the second month following the month in which the related Closing Date occurs, the Purchaser or its designee shall collect all payments due from the related Mortgagors.

            During the Interim Servicing Period, the Seller shall, without the need for the consultation with the Purchaser, perform the following functions in accordance with this Agreement:

            (a)   receive and process Mortgagor payments;

            (b) make all required disbursements from the Escrow Account in its own name;

            (c) handle in its own name all collection efforts with the Mortgagors for Mortgage Loans delinquent less than 60 days; and

            (d) provide and handle all guarantor and insurer delinquency notices in its own name.

            The Seller shall consult with the Purchaser regarding the servicing of the Mortgage Loans when the matter in question involves the expenditure of sums in excess of $2,000, such matters including, but not limited to, matters relating to the presentation of claims for payment and the disbursement of proceeds collected under Primary Mortgage Insurance Policies relating to the Mortgage Loans and for the commencement of foreclosure proceedings. The Seller shall notify the Purchaser of all such matters by telephone, electronic mail, facsimile transmission or overnight mail. The Purchaser, in a separate verbal or written notice to the Seller by telephone, telecopier, email or mail, has appointed the Contact to deal with all such matters relating to the Mortgage Loans, and the Seller may rely on any determination made by the Contact and communicated to the Seller and shall not be held liable for the result of any action taken or omitted in reliance on any determination made by the Contact.

            Section 4.02   Collection of Mortgage Loan Payments.

            Continuously from the date hereof until the date each Mortgage Loan ceases to be serviced subject to this Agreement, the Seller will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, Accepted Servicing Practices, and the terms and provisions of related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Seller will take special care in ascertaining and estimating annual escrow payments, and all other charges that, as provided in the Mortgage, will become due and payable, so that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

            Section 4.03 Establishment of Custodial Accounts; Deposits in Custodial Accounts.

            The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts with a commercial bank, a savings bank or a savings and loan association (which may be a depository Affiliate of the Seller) which meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible depository institution for custodial accounts. Each Custodial Account shall be an Eligible Account. Funds deposited in a Custodial Account may be drawn on in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit B hereto. The original of such letter agreement shall be furnished to the Purchaser on the initial Closing Date, and upon the request of any subsequent purchaser.

            The Seller shall deposit in the Custodial Account on a daily basis, within one (1) Business Day of receipt thereof, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

                  (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                  (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Interest Rate (less the related Interim Servicing Fee);

                  (iii) all Liquidation Proceeds;

                  (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.07, 4.09 and 4.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

                  (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Seller's normal servicing procedures, the loan documents or applicable law;

                  (vi) any Servicing Advances made with respect to an Escrow Payment;

                  (vii) any amounts required to be deposited by the Seller
            pursuant to Section 4.09 in connection with the deductible clause in any blanket hazard insurance policy, such deposit shall be made from the Seller's own funds, without reimbursement therefor; and

                  (viii) any amounts required to be deposited in the Custodial
            Account pursuant to Section 6.02.

            The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Ancillary Fees, to the extent permitted by Section 6.01, need not be deposited by the Seller in the Custodial Account.

            The Seller may invest the funds in the Custodial Account in Eligible Investments designated in the name of the Seller for the benefit of the Seller, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that (A) any investment in the Eligible Institution with which the Custodial Account is maintained may mature on such Remittance Date and (B) any other investment may mature on such Remittance Date if the Seller shall advance funds on such Remittance Date, pending receipt thereof to the extent necessary to make distributions to the Purchaser) and shall not be sold or disposed of prior to maturity. Notwithstanding anything to the contrary herein and above, all income and gain realized from any such investment shall be for the benefit of the Seller and shall be subject to withdrawal by the Seller from the Custodial Account pursuant to Section 4.04(iv). The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Seller out of its own funds immediately as realized.

            Section 4.04   Permitted Withdrawals From the Custodial Account.

            The Seller may, from time to time, withdraw from the Custodial Account for the following purposes:

                  (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

                  (ii) to reimburse itself for unreimbursed Servicing Advances and any unpaid Interim Servicing Fees, the Seller's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related proceeds from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds;

                  (iii) to pay to itself as part of its servicing
            compensation: (a) any interest earned on funds or any investment earnings in the Custodial Account net of any losses on such investments (all such amounts to be withdrawn monthly not later than each Remittance Date), and (b) to the extent not otherwise retained, the Interim Servicing Fee from that portion of any payment or recovery as to interest with respect to a particular Mortgage Loan;

                  (iv) to reimburse itself for unreimbursed Servicing Advances to the extent not fully reimbursed pursuant to Section 4.04(ii) above;

                  (v) to transfer funds to another Eligible Account in accordance with Section 4.08 hereof;

                  (vi) to remove funds inadvertently placed in the Custodial Account by the Seller or for which amounts previously deposited are returned unpaid by the related Mortgagor's banking institution; and

                  (vii) to clear and terminate the Custodial Account on the
            applicable Servicing Transfer Date.

            Section 4.05   Establishment of Escrow Accounts; Deposits in
Accounts.

            The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts. Each Escrow Account shall be an Eligible Account. Funds deposited in the Escrow Account may be drawn on by the Seller in accordance with Section 4.06. The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown in Exhibit
C. The original of such letter agreement shall be furnished to the Purchaser on the initial Closing Date, and upon request to any subsequent purchaser.

            The Seller shall deposit in the Escrow Account or Accounts on a daily basis, within two (2) Business Days of receipt thereof, and retain therein:

                  (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

                  (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

                  (iii) all Servicing Advances for Mortgagors whose Escrow
            Payments are insufficient to cover escrow disbursements.

            The Seller shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 4.06. The Seller shall be entitled to retain any interest paid on funds deposited in an Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that such Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

            Section 4.06   Permitted Withdrawals From the Escrow Account.

            Withdrawals from the Escrow Account may be made by the Seller only:

                  (i) to effect timely payments of ground rents, taxes, assessments, water rates, Primary Mortgage Insurance Policy premiums, if applicable, fire and hazard insurance premiums, condominium assessments and comparable items for the related Mortgage;

                  (ii) to reimburse the Seller for any Servicing Advance made by the Seller with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

                  (iii) to refund to the Mortgagor any funds as may be
            determined to be overages;

                  (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement;

                  (v) for application to restoration or repair of the Mortgaged Property;

                  (vi) to pay to the Seller, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

                  (vii) to clear and terminate the Escrow Account on the
            termination of this Agreement;

                  (viii) to pay to the Mortgagors or other parties Insurance
            Proceeds deposited in accordance with Section 4.05;

                  (ix) to remove funds inadvertently placed in the Escrow Account by the Seller or for which amounts previously deposited are returned unpaid by the related Mortgagor's banking institution; and

                  (x) to clear and terminate the Escrow Account upon the applicable Servicing Transfer Date.

            Section 4.07 Payment of Taxes, Insurance and Charges; Maintenance of Primary Mortgage Insurance; Collections Thereunder.

            With respect to each Mortgage Loan during the related Interim Servicing Period, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage insurance premiums (if any) and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due. The Seller assumes full responsibility for the timely payment of all ground rents, taxes, assessments, water rates and other charges and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments subject to its ability to recover such Servicing Advances pursuant to Sections 4.04(ii) and
(iv). Notwithstanding the foregoing, if the Seller reasonably determines that any such Servicing Advance would not be recoverable from amounts collected on the related Mortgage Loan, the Seller shall have no obligation to make such Servicing Advance. Any such determination shall be evidenced by an Officer's Certificate delivered to the Purchaser indicating the reasons therefor.

            The Seller will maintain in full force and effect Primary Mortgage Insurance Policies issued by a Qualified Insurer with respect to each First Lien Loan for which such coverage is herein required. Such coverage will be maintained until the Loan-to-Value ratio of the related Mortgage Loan is reduced to the amount for which Fannie Mae no longer requires such insurance to be maintained. The Seller will not cancel or refuse to renew any Primary Mortgage Insurance Policy in effect on the related Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or non-renewed policy is obtained from and maintained with a Qualified Insurer. The Seller shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Seller would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Seller shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

            In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage

Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted first lien Mortgage Loan. Pursuant to Section 4.03, any amounts collected by the Seller under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 4.04.

            Section 4.08   Transfer of Accounts.

            The Seller may transfer a Custodial Account or an Escrow Account to a different Eligible Account from time to time. Such transfer shall be made only upon providing notice of the transfer to the Purchaser.

            Section 4.09   Maintenance of Hazard Insurance.

            The Seller shall cause to be maintained for each Mortgage Loan during the related Interim Servicing Period fire and hazard insurance with extended coverage as is acceptable to Fannie Mae or Freddie Mac and customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If required by the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan shall be covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect with an insurance carrier acceptable to Fannie Mae or Freddie Mac, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan and (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Seller determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Seller shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if the related Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Seller shall immediately force place the required flood insurance on the Mortgagor's behalf. Any amounts collected by the Seller under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property, or released to the Mortgagor in accordance with Accepted Servicing Practices, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.04. It is understood and agreed that no other additional insurance need be required by the Seller or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to this Agreement, the Fannie Mae Guides or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Seller and its successors and/or assigns and shall provide for at least thirty (30) days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Seller. The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers.

            Section 4.10   Maintenance of Mortgage Impairment Insurance Policy.

            In the event that the Seller (or an Affiliate of the Seller) shall obtain and maintain a blanket policy issued by an issuer acceptable to Fannie Mae or Freddie Mac insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.09 and otherwise complies with all other requirements of Section 4.09, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.09, it being understood and agreed that such policy may contain a deductible clause, in which case the Seller shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.09, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Seller agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such policy and shall use commercially reasonable efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser.

            Section 4.11 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

            The Seller shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other Persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond shall be in the form of a mortgage banker's blanket bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement and fraud of such Persons. The errors and omissions insurance shall protect and insure the Seller against losses arising out of errors and omissions and negligent acts of such Persons. Such errors and omissions insurance shall also protect and insure the Seller against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.11 requiring the Fidelity Bond or errors and omissions insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Guides. The Seller shall deliver to the Purchaser a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser. Upon request by the Purchaser, the Seller shall provide the Purchaser with an insurance certificate certifying coverage under this Section 4.11, and will provide an update to such certificate upon request, or upon renewal or material modification of coverage.


                                   ARTICLE V
                           PAYMENTS TO THE PURCHASER
                           -------------------------

            Section 5.01   Distributions.

            On each Remittance Date, the Seller shall distribute by wire transfer to the Purchaser (i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.04, minus (ii) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts, and any Principal Prepayments received during the month of such Remittance Date, which amounts shall be remitted on the next succeeding Remittance Date.

            With respect to any remittance received by the Purchaser after the Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with the day following the second Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the earlier of the next succeeding Remittance Date or the date referenced in Section 8.02 on which the Net P&I Transfer Amount is remitted to the Purchaser. The payment by the Seller of any such interest shall not be deemed an extension of time for payment.

            Section 5.02   Statements to the Purchaser.

            The Seller shall furnish the Purchaser on each Remittance Date a remittance advice report in a form mutually agreeable to the Seller and Purchaser.


                                  ARTICLE VI
                         GENERAL SERVICING PROCEDURES
                         ----------------------------

            Section 6.01   Assumption Agreements.

            The Seller shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Seller shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Seller reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Seller will enter into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. If the Seller is prohibited under applicable law from (a) entering into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed or (b) requiring the original Mortgagor to remain liable under the Mortgage Note, the Seller, with the prior consent of the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

            In connection with any such assumption or substitution of liability, the Seller shall follow the underwriting practices and procedures of the Fannie Mae Guides. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note and the amount of the Monthly Payment may not be changed. If the credit of the proposed transferee does not meet such underwriting criteria, the Seller diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan. The Seller shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Seller for entering into an assumption or substitution of liability agreement shall belong to the Seller as additional servicing compensation.

            Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Seller shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Seller may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

            Section 6.02   Satisfaction of Mortgages and Release of Mortgage
Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller will immediately notify the Purchaser by a certification, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been or will be so deposited, of a Servicing Officer and shall request delivery to it of the portion of the Mortgage File held by the Purchaser. The Purchaser shall no later than five (5) Business Days after receipt of such certification and request, release or cause to be released to the Seller, the related Mortgage Loan Documents and, upon its receipt of such documents, the Seller shall promptly prepare and deliver to the Purchaser the requisite satisfaction or release. No later than three (3) Business Days following its receipt of such satisfaction or release, the Purchaser shall deliver, or cause to be delivered, to the Seller the release or satisfaction properly executed by the owner of record of the applicable Mortgage or its duly appointed attorney in fact. If such Mortgage Loan is a MERS Mortgage Loan, the Seller is authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver, on behalf of the Purchaser, any and all instruments of satisfaction or cancellation or of partial or full release.

            In the event the Seller satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the Mortgage Loan Documents, the Seller, upon written demand, shall remit within two (2) Business Days to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.

            From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, including for the purpose of collection under any Primary Mortgage Insurance Policy, the Purchaser shall, upon request of the Seller and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the portion of the Mortgage File held by the Purchaser to the Seller. Such servicing receipt shall obligate the Seller to return such Mortgage Loan Documents to the Purchaser when the need therefor by the Seller no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Seller has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Seller.

            Section 6.03   Servicing Compensation.

            During the related Interim Servicing Period, the Seller shall be entitled to retain from payments received by it on the Mortgage Loans the related Interim Servicing Fee and shall be entitled to retain all Ancillary Fees to which Seller is entitled. To the extent the Purchaser collects payments from the Mortgagors as provided in Section 4.01, the Seller shall submit a reasonably detailed invoice reasonably acceptable to Purchaser for reimbursement of any related Interim Servicing Fees and Ancillary Fees owed to the Seller in respect of the related Mortgage Loans. The Purchaser shall pay such amounts to the Seller within two (2) Business Days of receipt of such invoice. All services to be performed by the Seller hereunder (including, but not limited to, the preparation and sending of notifications to Mortgagors and insurers) shall be at the sole cost and expense of the Seller.

            Section 6.04   Purchaser's Right to Examine Seller Records.

            At its expense, the Purchaser shall have the right to examine and audit upon reasonable notice to the Seller, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Seller, or held by another for the Seller or on its behalf or otherwise, which relates to the performance or observance by the Seller of the terms, covenants or conditions of this Agreement.

            The Seller shall provide to the Purchaser and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Purchaser, including but not limited to, OCC, OTS, FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Seller which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Seller, and in accordance with the federal government, OCC, FDIC, OTS, or any other similar regulations; provided, however, that in connection with providing such access, the Seller shall not be required to incur any out-of-pocket costs unless provisions have been made for the reimbursement thereof.

            Section 6.05   Seller Shall Provide Information as Reasonably
Required.

            The Seller shall furnish to the Purchaser during the term of this Agreement such periodic, special or other reports, information or documentation as the Purchaser may reasonably request, as shall be necessary, reasonable or appropriate in respect to the Mortgage Loans and the performance of the Seller under this Agreement, including any reports, information or documentation reasonably required to comply with any regulations regarding any supervisory agents or examiners of the Purchaser; provided, that, the Seller shall not be liable for any out-of-pocket costs with respect to the provision of such reports, information or documentation. All such reports or information shall be provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request in relation to this Agreement or the performance of the Seller under this Agreement. The Seller agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            The Seller, upon reasonable advance notice, shall make reasonably available to the Purchaser or any prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions and to permit any prospective purchaser to inspect the Seller's servicing facilities for the purpose of satisfying such prospective purchaser that the Seller has the ability to service the Mortgage Loans as provided in this Agreement.

            The Seller shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

                                  ARTICLE VII
                                  THE SELLER

            Section 7.01   Indemnification; Third Party Claims.

            The Seller agrees to indemnify and hold the Purchaser and its present and former directors, officers, employees and agents harmless from any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Seller to observe and perform its duties, obligations, covenants, and agreements and to service the Mortgage Loans in compliance with the terms of this Agreement or as a result of the breach of a representation or warranty set forth in Sections 3.01 or 3.02 of this Agreement. The Seller hereunder shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or a Mortgage Loan, assume (with the consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Seller shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser shall promptly reimburse the Seller for all amounts advanced by it pursuant to the two preceding sentences except when the claim relates to the failure of the Seller to service and administer the Mortgage Loans in compliance with the terms of this Agreement, the failure of the Seller to perform its duties and obligations pursuant to this Agreement, the breach of representation or warranty set forth in Sections 3.01 or 3.02, or the gross negligence, bad faith or willful misconduct of the Seller. The provisions of this Section 7.01 shall survive termination of this Agreement.

            Section 7.02   Limitation on Liability of the Seller and Others.

            The duties and obligations of the Seller shall be determined solely by the express provisions of this Agreement, the Seller shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Seller. Neither the Seller nor any of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Seller or any such Person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence, bad faith or willful misconduct, or any breach of the terms and conditions of this Agreement. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by Purchaser respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its reasonable opinion may involve it in any expenses or liability.

            Section 7.03   No Transfer of Servicing.

            With respect to the retention of the Seller to interim service the Mortgage Loans hereunder, the Seller acknowledges that the Purchaser has acted in reliance upon the Seller's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section 7.03, the Seller shall not either assign this Agreement or the interim servicing hereunder or delegate its rights or duties hereunder or any portion thereof without the prior written approval of the Purchaser, which consent may be withheld in the Purchaser's discretion exercised in good faith. Notwithstanding the foregoing, the Seller may, without the consent of the Purchaser, retain reasonable and necessary third party contractors to perform certain interim servicing and loan administration functions, including and limited to, hazard insurance administration, tax payment and administration, flood certification and administration and foreclosure activities; provided, that such contractors shall perform such interim servicing and loan administrative functions in a manner consistent with this Agreement; provided, further, that the retention of such contractors by Seller shall not limit the obligation of the Seller to interim service the Mortgage Loans pursuant to the terms and conditions of this Agreement or release it from any of its obligations hereunder.

            Section 7.04   Seller Not to Resign.

            The Seller shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller. Any such determination permitting the resignation of the Seller shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in
Section 11.01.

            Section 7.05   Merger or Consolidation of the Seller.

            The Seller shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

            Any Person into which the Seller may be merged or consolidated (including by means of sale or disposal of all or substantially all of the Seller's assets), or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, unless otherwise consented to by the Purchaser, which consent shall not be unreasonably withheld, and shall be qualified and in good standing to service mortgage loans on behalf of Fannie Mae or Freddie Mac.


                                 ARTICLE VIII
                              SERVICING TRANSFER
                              ------------------

            Section 8.01   Mechanics of Servicing Transfer.

            Transfer of the servicing relating to the Mortgage Loans shall take place in accordance with the terms herein and the procedures set forth in the Servicing Transfer Instructions, attached hereto as Exhibit G. While certain items relating to matters set forth in the Servicing Transfer Instructions are mentioned in the body of this Agreement, such mention or lack thereof, subject to the immediately following sentence, shall not be deemed to operate to release the Seller from its obligation to perform in accordance with the Servicing Transfer Instructions. In the event of a conflict between this Agreement and the Servicing Transfer Instructions, this Agreement shall prevail.

            The Seller shall mail to the Mortgagor of each related Mortgage Loan a letter advising such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Purchaser, or its designee, in accordance with the Cranston Gonzales National Affordable Housing Act of 1990; provided, however, the content and format of the letter shall have the prior approval of the Purchaser or its designee. The Seller shall provide the Purchaser or its designee with copies or, if applicable, preliminary forms of all such related notices no later than the related Servicing Transfer Date.

            Section 8.02   Escrows and Other Amounts Relating to the Mortgage
Loans

            (a) Transfer of Net P&I Transfer Amount and Net T&I Transfer Amount. The Servicing Transfer Instructions shall govern the transfer of the Net P&I Transfer Amount and the Net T&I Transfer Amount, as those terms are hereinafter defined. In addition to providing the reports as described in the Servicing Transfer Instructions, the Seller shall (i) transfer to the Purchaser or its designee within five (5) Business Days after the related Servicing Transfer Date, in immediately available funds by wire transfer, an amount equal to the net escrow account balances, impound and suspense balances, buydown funds, and all loss draft balances not paid to the Purchaser or its designee and all other amounts associated with the Mortgage Loans, less recoverable Servicing Advances and unpaid Interim Servicing Fees and Ancillary Fees; (ii) provide the Purchaser or its designee with an accounting statement, in hard copy, separately identifying each of the foregoing items for each Mortgage Loan sufficient to enable Purchaser or its designee to reconcile the amount of each such payment with the accounts of the related Mortgage Loan; and (iii) transfer to the Purchaser or its designee, within two (2) Business Days of the related Servicing Transfer Date, in immediately available funds by wire transfer, the amount of any prepaid Mortgage Loan payments and all other similar amounts held by the Seller.

            (b) Net T&I Transfer Amount. The Net T&I Transfer Amount shall be calculated as follows:

            (i)   The sum of all amounts relating to the Mortgage Loans:

                  A. then held in escrow for payment of taxes, insurance and similar charges; plus

                  B. any amounts representing interest on any such amounts set forth in (A) above which is required to be paid to the Mortgagor pursuant to applicable law or the terms of the related Mortgage Loan; plus

                  C. proceeds of any insurance policies not yet remitted to the Purchaser or its designee or released to or upon the instructions of the Mortgagor pursuant to this Agreement or the Fannie Mae Guides; plus

                  D. amounts held in suspense accounts, representing partial payments of principal and interest made by a Mortgagor (whether pursuant to a forbearance plan or otherwise), amounts representing unidentified funds remitted by the Mortgagor and other similar amounts;

            (ii)  less the following amounts relating to the Mortgage Loans:

                  A. any amounts payable to the Seller as interest accrued on such accounts on or prior to the related Servicing Transfer Date in accordance with the terms of this Agreement, any agreement with the depository institution maintaining such accounts and applicable law; plus

                  B. any amounts in respect of advances of taxes, insurance and similar items to the extent that such amounts exceed the balance of the related escrow account.

            (c) Net P&I Transfer Amount. The Net P&I Transfer Amount shall be calculated as follows:

            (i)   The sum of all amounts relating to the Mortgage Loans:

                  A. relating to payments of principal and interest made by the related Mortgagor (including Principal Prepayments in full and the related interest payments and partial Principal Prepayments); plus

                  B. any other amounts payable by the Seller to the Purchaser or its designee in respect of any Mortgage Loan under the terms of this Agreement or the Fannie Mae Guides;

            (ii) less the outstanding Servicing Advances advanced by the Seller on or before the related Servicing Transfer Date from its funds in connection with its servicing of the Mortgage Loans in accordance with Accepted Servicing Practices for which the Seller has a right of reimbursement from Mortgagors, insurers, or otherwise.

            Section 8.03   Reconciliation of Funds

            With respect to each Mortgage Loan Package, on or prior to thirty
(30) days following the related Servicing Transfer Date, the Seller and the Purchaser or its designee shall resolve any discrepancies between the Seller's accounting statement and the Purchaser or its designee's reconciliation with respect thereto and, not later than three (3) Business Days after the resolution of such discrepancies, the Seller or the Purchaser or its designee as the case may be, shall transfer to the other, in immediately available funds by wire transfer, any amounts to which the other party is entitled.

            Section 8.04   Transfer of Books and Records

            With respect to each Mortgage Loan Package, except as set forth below, all books, records, documents, files, and other information and data in the Seller's possession, other than the documents evidencing each related Mortgage Loan set forth in this Agreement and any documents produced in connection with the transfer of servicing hereunder (including, but not limited to, each Goodbye Letter documentation or Insurer Letter), pertaining to the related Mortgage Loans including all documents, records and reports relating to each reporting group or category in which such Mortgage Loans are aggregated for purposes of accounting or reporting through the related Servicing Transfer Date are and shall at all times remain the property of the Seller.

            With respect to each Mortgage Loan Package, unless otherwise specified in the Servicing Transfer Instructions, within two (2) Business Days following the related Servicing Transfer Date, the Seller shall be obligated to transfer to the Purchaser or its designee in an orderly manner and in accordance with the Servicing Transfer Instructions, copies of the Data (as defined below) held by it, and the originals or images, as specified in this Agreement, of all documents required to be contained in the Mortgage File and other reports as outlined in the Servicing Transfer Instructions.

            The Data to be transferred to the Purchaser or its designee shall include, but shall not be limited to, the books, records, updates, statements, documents, files, and other information and data set forth in the Servicing Transfer Instructions (the "Data") and shall be submitted in accordance with the Servicing Transfer Instructions.

            Section 8.05   Preparation of Forms 1098 and 1099

            With respect to each Mortgage Loan Package, the Seller shall prepare and distribute to each Mortgagor, in the name of the Seller, forms required by applicable law relating to interest paid by the Mortgagors on the related Mortgage Loans and, to the extent that monies are paid to the Mortgagors in respect of escrow accounts, forms relating to interest paid to the Mortgagors, with respect to periods prior to and including the related Servicing Transfer Date. The Purchaser or its designee shall prepare and distribute to each Mortgagor in the name of the

Purchaser forms relating to interest paid by or to such Mortgagors on the related Mortgage Loan with respect to periods after the related Servicing Transfer Date.


                                  ARTICLE IX
                                  TERMINATION
                                  -----------

            Section 9.01   Termination.

            The respective obligations and responsibilities of the Seller, as interim servicer, shall terminate upon (a) the distribution to the Purchaser of the final payment or liquidation with respect to the last Mortgage Loan;
(b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder, (c) the related Servicing Transfer Date or (d) by mutual consent of the Seller and the Purchaser in writing. Upon written request from the Purchaser in connection with any such termination (other than with respect to a termination of this Agreement under clause (c) above), the Seller shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Purchaser's sole expense. The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.


                                   ARTICLE X
                       RECONSTITUTION OF MORTGAGE LOANS
                       --------------------------------

            Section 10.01  Reconstitution of Mortgage Loans.

            The Seller and the Purchaser agree that with respect to some or all of the Mortgage Loans, during the related Interim Servicing Period, on one or more dates (each, a "Reconstitution Date") at the Purchaser's sole option, the Purchaser may effect a sale (each, a "Reconstitution") of some or all of the Mortgage Loans then subject to this Agreement, without recourse, to:

            (a) Fannie Mae under its Cash Purchase Program or MBS Program (Special Servicing Option) (each, a "Fannie Mae Transfer"); or

            (b)   Freddie Mac (the "Freddie Mac Transfer"); or

            (c) one or more third party purchasers in one or more Whole Loan Transfers; or

            (d) one or more trusts or other entities to be formed as part of one or more Securitization Transfers.

            The Purchaser shall use its best efforts to provide notice to the Seller of each such Reconstitution no later than fifteen (15) calendar days prior to the related Reconstitution Date, but, in any event, shall provide such notice to the Seller no later than ten (10) calendar days prior to the related Reconstitution Date.

            The Seller agrees to execute in connection with any Agency Transfer, any and all reasonably acceptable pool purchase contracts, and/or agreements among the Purchaser, the Seller, Fannie Mae or Freddie Mac (as the case may be) and any servicer in connection with a Whole Loan Transfer, a seller's warranties and servicing agreement or a participation and servicing agreement in form and substance reasonably acceptable to the parties, and in connection with a Securitization Transfer, a pooling and servicing agreement in form and substance reasonably acceptable to the parties or an Assignment, Assumption and Recognition Agreement substantially in the form attached hereto as Exhibit D (collectively, the agreements referred to herein are designated, the "Reconstitution Agreements"), together with an opinion of counsel with respect to such Reconstitution Agreements.

            With respect to each Whole Loan Transfer and each Securitization Transfer entered into by the Purchaser, the Seller agrees (1) to cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures; (2) to execute, deliver and perform all Reconstitution Agreements required by the Purchaser; and (3) to restate the representations and warranties set forth in Section 3.01 of this Agreement as of the related Reconstitution Date, to restate the representations and warranties set forth in Section 3.02 of this Agreement as of the related Closing Date and to represent and warrant, as of the related Reconstitution Date, that during the related Interim Servicing Period the Seller has serviced the Mortgage Loans in accordance with this Agreement. The Seller shall provide to such servicer or issuer, as the case may be, and any other participants or purchasers in such Reconstitution: (i) any and all information and appropriate verification of information which may be reasonably available to the Seller or its Affiliates, whether through letters of its auditors and counsel or otherwise, as the Purchaser or any such other participant shall reasonably request; (ii) such additional opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably believed necessary by the Purchaser or any such other participant; and (iii) to execute, deliver and satisfy all conditions set forth in any indemnity agreement required by the Purchaser or any such participant, including, without limitation, an Indemnification and Contribution Agreement in substantially the form attached hereto as Exhibit F. Moreover, the Seller agrees to cooperate with all reasonable requests made by the Purchaser to effect such Reconstitution. The Seller shall indemnify the Purchaser, each Affiliate of the Purchaser participating in the Reconstitution and each Person who controls the Purchaser or such Affiliate and their respective present and former directors, officers, employees and agents, and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any information provided by or on behalf of the Seller regarding the Seller or any affiliated servicer, the Seller's or any affiliated servicer's servicing practices or performance or the Underwriting Standards set forth in any offering document prepared in connection with any Reconstitution (the "Seller Information"). For purposes of the previous sentence, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were "Purchasers" under this Agreement. In connection with any Reconstitution, the Purchaser shall execute an

Indemnification and Contribution Agreement substantially in the form of Exhibit F attached hereto, which in any case, shall provide that the Purchaser shall indemnify the Seller and each Person who controls the Seller and its directors, officers, employees and agents, and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any information, other than (i) the Seller Information or (ii) any information regarding the Mortgage Loans set forth in any offering document prepared in connection with any Reconstitution that is derived from loan-level information provided by the Seller to the Purchaser, the related depositor or any of their Affiliates, set forth in any offering document prepared in connection with any Reconstitution.

            The Purchaser shall reimburse the Seller for any and all out-of-pocket expenses, costs and fees, including reasonable attorney's fees, incurred by the Seller in response to requests for information or assistance under this Section, other than such out-of-pocket expenses, costs and fees, including reasonable attorney's fees, incurred by the Seller in connection with fulfilling its obligations hereunder with respect to servicing and administering the related Mortgage Loans. All Mortgage Loans not sold or transferred pursuant to a Reconstitution shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement, and with respect thereto this Agreement shall remain in full force and effect.


                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS
                           ------------------------

            Section 11.01  Successor to the Seller.

            Prior to termination of Seller's responsibilities and duties under this Agreement pursuant to Section 7.04 or 9.01, the Purchaser shall (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 7.05 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Purchaser and such successor shall agree. In the event that the Seller's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Seller pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Seller of the representations and warranties made pursuant to Sections 3.01 and 3.02, the remedies available under Section 3.03 or the indemnification obligations of the Seller pursuant to Section 7.01.

            Any successor appointed as provided herein shall execute, acknowledge and deliver to the Seller and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Seller or this Agreement pursuant to Section 7.04, 7.05 or
9.01 shall not affect any claims that the Purchaser may have against the Seller arising prior to any such termination or resignation.

            The Seller shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Seller shall account for all funds. The Seller shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller. Upon appointment of successor servicer to the Seller, the Seller shall be reimbursed for unrecovered Servicing Advances and unpaid Servicing Fees which would otherwise have been recovered by the Seller pursuant to this Agreement but for the appointment such successor servicer.

            Upon a successor's acceptance of appointment as such, the Seller shall notify by mail the Purchaser of such appointment.

            Section 11.02  Amendment.

            This Agreement may be amended or supplemented from time to time by written agreement executed by the Purchaser and the Seller.

            Section 11.03  Recordation of Agreement.

            To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of all the Mortgaged Properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Seller at the Seller's expense on direction of the Purchaser.

            Section 11.04  Governing Law.

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of law provisions, except to the extent preempted by Federal law. The obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 11.05  Notices.

            Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or certified mail, return receipt requested, or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, as follows:

            (i)   if to the Seller:

                  Wachovia Mortgage Corporation
                  201 South College Street, Suite 1600
                  Charlotte, North Carolina  28288-1088
                  Attention:  Caroline Payne
                  Facsimile: (704) 374-7980

                  with a copy to:

                  Wachovia Mortgage Corporation
                  1100 Corporate Center Drive
                  Raleigh, North Carolina  27607
                  Attention:  Tom Fowler
                  Facsimile: (919) 852-7525

            (ii)  if to the Purchaser:

                  Morgan Stanley Mortgage Capital Inc.
                  1633 Broadway
                  New York, New York  10019
                  Attention:  Peter Woroniecki - Whole Loan Operations Manager
                  Fax:  212-537-1827
                  Email: peter.woroniecki@morganstanley.com

                  with copies to:

                  Jeff Williams
                  Morgan Stanley - Servicing Oversight
                  5002 T-Rex Ave
                  Suite 300
                  Boca Raton, Florida 33431
                  Fax: 561-443-6040
                  Email: jeff.williams@morganstanley.com

                  Scott Samlin Morgan Stanley - RFPG
                  1221 Avenue of the Americas
                  27th Floor New York, New York 10020
                  Fax: 212-507-6569
                  Email: scott.samlin@morganstanley.com

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

            Section 11.06  Severability of Provisions.

            Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

            Section 11.07  Exhibits.

            The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

            Section 11.08  General Interpretive Principles.

            For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

            (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

            (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

            (iii) references herein to "Articles," "Sections," Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

            (iv)  a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

            (v) the words "herein," "hereof," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular provision;

            (vi) the term "include" or "including" shall mean without limitation by reason of enumeration; and

            (vii) headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

            Section 11.09  Reproduction of Documents.

            This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            Section 11.10  Confidentiality of Information.

            Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party. Each of the Purchaser and the Seller shall employ proper procedures and standards designed to maintain the confidential nature of such information and the terms of this Agreement, except to the extent: (a) disclosure of such information and terms is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) disclosed to any one or more of such party's employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such Person's duties for such party, to the extent such party has procedures in effect to inform such Person of the confidential nature thereof; (c) disclosed in a prospectus, prospectus supplement or private placement memorandum relating to a securitization of the Mortgage Loans by the Purchaser (or an Affiliate assignee thereof) or to any Person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party's rights under this Agreement.

            Section 11.11  Recordation of Assignments of Mortgage.

            To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected (i) with respect to MERS Mortgage Loans, at the Purchaser's expense and (ii) with respect to Mortgage Loans that are not MERS Mortgage Loans, at the Seller's expense, in each case, in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

            Section 11.12  Assignment by Purchaser.

            The Purchaser shall have the right, upon notice to the Seller, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any Person to exercise any rights of the Purchaser hereunder, by executing an Assignment, Assumption and Recognition Agreement substantially in the form of Exhibit D hereto, and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans; provided, however, that, in no event shall there be any more than three (3) "Purchasers" with respect to any Mortgage Loan Package. In no event shall the Purchaser sell a partial interest in any Mortgage Loan without the prior written consent of the Seller, which consent may be granted or withheld in the Seller's sole discretion. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

            Section 11.13  No Partnership.

            Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Seller shall be rendered as an independent contractor and not as agent for Purchaser.

            Section 11.14  Execution; Successors and Assigns.

            This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 7.05, this Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

            Section 11.15  Entire Agreement.

            Each of the parties to this Agreement acknowledges that no representations, agreements or promises were made to any of the other parties to this Agreement or any of its employees other than those representations, agreements or promises specifically contained herein. This Agreement and the related Purchase Price and Terms Letter set forth the entire understanding between the parties hereto and shall be binding upon all successors of all of the parties. In the event of any inconsistency between a Purchase Price and Terms Letter and this Agreement, this Agreement shall control.

            Section 11.16  No Solicitation.

            From and after the related Closing Date, except as provided below, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or Affiliates, or by any independent contractors on the Seller's behalf, in any manner to solicit the borrower or obligor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors to refinance any Mortgage Loans and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the related Closing Date and the Seller shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that the following promotions or solicitations undertaken by the Seller or any Affiliate of the Seller shall not be prohibited under this Section 11.16: (i) promotions or solicitations that are directed to the general public at large or segments thereof, provided that no segment shall consist primarily of the borrowers or obligors under the Mortgage Loans, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements; (ii) responding to Mortgagor requests for pay-off information and regarding other bank or financial products or services; and (iii) promotions or solicitations to any Mortgagor for any other bank or financial products or services, unless such promotions or solicitations are for a prepayment of a Mortgage Loan.

            Section 11.17  Costs.

            The Purchaser shall pay any commissions due its salesmen, the expenses of its accountants and attorneys and the expenses and fees of any broker retained by the Purchaser with respect to the transactions covered by this Agreement. To the extent not otherwise provided herein, all other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including, without limitation, fees for recording intervening assignments of mortgage and Assignments of Mortgage, the cost of obtaining tax service contracts and the legal fees and expenses of its attorneys shall be paid by the Seller. The Seller shall be responsible for causing the recordation of all Assignments of Mortgage and all intervening assignments of mortgage, as applicable.

            Section 11.18  Protection of Mortgagor Personal Information.

            Each of the Purchaser and the Seller agree that it (i) shall comply with any applicable laws and regulations regarding the privacy and security of Mortgagor Personal Information, (ii) shall not use Mortgagor Personal Information in any manner inconsistent with any applicable laws and regulations regarding the privacy and security of Mortgagor Personal Information, (iii) shall not disclose Mortgagor Personal Information to third parties except at the specific written direction of the other; provided, however, that the Purchaser and the Seller may disclose Mortgagor Personal Information to third parties in connection with secondary market transactions to the extent not prohibited by applicable law or to the extent required by a valid and effective subpoena issued by a court of competent jurisdiction or other governmental body, (iv) shall maintain adequate physical, technical and administrative safeguards to protect Mortgagor Personal Information from unauthorized access and (v) shall immediately notify the other of any actual or suspected breach of the confidentiality of Mortgagor Personal Information.

            Section 11.19  Special Reporting.

            With respect to each Mortgage Loan, following the related Servicing Transfer Date, the Purchaser shall use reasonable efforts to furnish to the Seller within a reasonable timeframe a loan level electronic tape (in a form reasonably acceptable to the Seller) containing such data fields and elements requested by the Seller and reasonably available to the Purchaser (whether maintained by the Purchaser or any successor servicer to the Seller), to monitor such repurchased Mortgage Loans for quality control purposes and to complete such reports with respect to such repurchased Mortgage Loans as may be necessary to comply with OCC, regulatory, and community obligations of the Seller and its Affiliates. The Seller shall provide defined data requirements and will bear, at its sole expense, any additional programming needed for the Purchaser to produce and compile data or reports as may be mutually agreed upon by the Purchaser and the Seller. Upon the Seller's reasonable request and at the Seller's expense, the Purchaser shall also use reasonable efforts to prepare and furnish (or cause any successor servicer to the Interim Servicer to prepare and furnish) to the Seller the delinquency reports and other reports requested by the Seller as set forth above. If applicable law now, or at any time in the future, limits the ability of the Purchaser to provide the tape or any specific data to the Seller, the Purchaser shall cooperate with the Seller to investigate whether alternate methods for providing such information to the Seller are available. The parties hereto agree that the inability of the Purchaser to provide any of the data, reports or other information requested by the Seller pursuant to this Section shall in no event constitute a breach of the terms of this Agreement or give rise to any cause of action in favor of the Seller against the Purchaser in connection with such inability.

                          [SIGNATURE PAGE TO FOLLOW]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                        MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                           as Purchaser



                                        By: ____________________________________
                                            Name:
                                            Title:


                                        WACHOVIA MORTGAGE CORPORATION,
                                            as Seller



                                        By: ____________________________________
                                            Name:
                                            Title:

[Signature Page to Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of February 28, 2005]

                                  Exhibit A-1
                                  -----------

                           Contents of Mortgage File

            With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser, and which shall be retained by the Seller in the Servicing File or delivered to the Purchaser or its designee pursuant to Section 2.04 of the Seller's Purchase, Warranties and Interim Servicing Agreement.

            1. The original Mortgage Note endorsed "Pay to the order of ___________________ without recourse," and signed in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Seller], successor by merger to the [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "[Seller] formerly known as [previous name]". If the original note is unavailable, seller will provide an affidavit of lost note (in form acceptable to the Purchaser) stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note and indemnifying the Purchaser against any and all claims arising as a result of any person or entity claiming they are the holder of the note or that the note has been paid off and returned.

            2. A true certified copy, certified by the [title insurer], of the applicable First Lien Loan.

            3. Except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon, or a copy thereof certified by the public recording office in which such mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of the original Mortgage together with a certificate of the Seller certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

            4. The original or certified to be a true copy or if in electronic form identified on the Mortgage Loan Schedule, the certificate number, certified by the Seller, of the related Primary Mortgage Insurance Policy, if required.

            5. In the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment of Mortgage, from the Seller in accordance with Purchaser's instructions, which assignment shall, but for any blanks requested by the Purchaser, be in form and substance acceptable for recording, or a copy certified by the Seller as a true and correct copy of the original Assignment which has been sent for recordation. If the Mortgage Loan was acquired or


                                    A-1-1
originated by the Seller while doing business under another name, the Assignment must be by "[Seller] formerly known as [previous name]".

            6. With respect to Mortgage Loans that are not Co-op Loans, the original policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

            7. Originals of all recorded intervening Assignments of Mortgage, or copies thereof, certified by the public recording office in which such Assignments of Mortgage have been recorded showing a complete chain of title from the originator to the Seller, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Assignment of Mortgage has been recorded or, if the original Assignment of Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer] of the original Assignment of Mortgage together with a certificate of the [title insurer] certifying that the original Assignment of Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

            8. Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of such original document together with certificate of Seller certifying the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

            9. If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

            10. With respect to a Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease to the originator of the Mortgage Loan, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank;
(iii) the recognition agreement in substantially the same form as standard a "AZTECH" form; (iv) copies of the financial statement filed by the originator as secured party and, if applicable, a filed UCC-3 Assignment of the subject security interest showing a complete chain


                                    A-1-2
of title, together with an executed UCC-3 assignment of such security interest by the Seller in a form sufficient for filing.

            11. The original of any guarantee executed in connection with the Mortgage Note.

            Notwithstanding anything to the contrary herein, the Seller may provide one certificate for all of the Mortgage Loans indicating that the documents were delivered for recording.




                                    A-1-3

                                  Exhibit A-2
                                  -----------

                          Contents of Servicing File

            With respect to each Mortgage Loan, the Servicing File shall include each of the following items, which shall be available for inspection by the Purchaser:

            1. Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

            2.    Residential loan application.

            3.    Uniform underwriter and transmittal summary (Fannie Mae Form
1008) or reasonable equivalent.

            4.    Credit report on the mortgagor.

            5.    Business credit report, if applicable.

            6.    Residential appraisal report and attachments thereto.

            7. Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program, all in accordance with Seller's Underwriting Standards.

            8. Verification of acceptable evidence of source and amount of down payment, in accordance with the Underwriting Standards.

            9. Photograph of the Mortgaged Property (may be part of appraisal).

            10.   Survey of the Mortgaged Property, if any.

            11.   Sales contract, if applicable.

            12. If available, termite report, structural engineer's report, water portability and septic certification.

            13. Any original security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

            14. Any ground lease, including all amendments, modifications and supplements thereto.

            15.   Any other document required to service the Mortgage Loans.





                                    A-2-1

                                   Exhibit B
                                   ---------

                  Form of Custodial Account Letter Agreement

__________________ , 200_



To:

            As "Seller" under the Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of February 28, 2005 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.03 of the Agreement, to be designated as "Wachovia Mortgage Corporation, in trust for the Purchaser, owner of various whole loan series - principal and interest". All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                        WACHOVIA MORTGAGE CORPORATION,
                                            as SELLER



                                        By: ____________________________________
                                            Name:_______________________________
                                            Title:______________________________

            The undersigned, as "Depository," hereby certifies that the above described account has been established under Account Number ______________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.






                                       By: _____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                   Exhibit C
                                   ---------

                    Form of Escrow Account Letter Agreement

_____________________, 200_



To:

            As "Seller" under the Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of February 28, 2005 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.05 of the Agreement, to be designated as "Wachovia Mortgage Corporation, in trust for the Purchaser, owner of various whole loan series, and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                        WACHOVIA MORTGAGE CORPORATION,
                                            as SELLER



                                        By: ____________________________________
                                            Name:_______________________________
                                            Title:______________________________

            The undersigned, as "Depository," hereby certifies that the above described account has been established under Account Number ______________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.



                                        By: ____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                   Exhibit D
                                   ---------

           Form of Assignment, Assumption and Recognition Agreement

            This Assignment, Assumption and Recognition Agreement (this "Assignment Agreement"), dated as of _________, between [Purchaser], a [_____________] corporation (the "Assignor"), ______________________, a
________ corporation (the "Assignee"), and Wachovia Mortgage Corporation, a North Carolina corporation (the "Seller"):

            For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

            1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under (a) those certain mortgage loans listed on Exhibit A attached hereto (the "Mortgage Loans"); and (b) the Seller's Purchase, Warranties and Interim Servicing Agreement dated as of February 28, 2005, but only to the extent of the Mortgage Loans (the "Purchase Agreement"). For purposes of this Assignment Agreement, the term "Purchase Agreement" includes any separate Assignment and Conveyance pursuant to which Seller and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Seller's Purchase, Warranties and Interim Servicing Agreement dated as of February 28, 2005.

            The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under any all obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Assignment Agreement.

            2. Each of the Seller and the Assignor represent and warrant to the Assignee that (a) the copy of the Purchase Agreement, attached hereto as Exhibit B, provided to the Assignee, is a true, complete and accurate copy of the Purchase Agreement, (b) the Purchase Agreement is in full force and effect as of the date hereof, (c) the provisions thereof have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder, (d) the Purchase Agreement contains all of the terms and conditions governing the sale of the Mortgage Loans by Seller to Assignor and the purchase of the Mortgage Loans by Assignor from Seller; provided, however, that the date of purchase and sale and the amount of payment for the Mortgage Loans may be set out in a Purchase Price and Terms Letter, as defined in the Purchase Agreement, and (e) Seller sold, conveyed and transferred each Mortgage Loan to Assignor pursuant to the Purchase Agreement.

            3. The Assignor warrants and represents to, and covenants with, the Assignee and the Seller that:

            (a) As of the date hereof, the Assignor is not in default under the Purchase Agreement;

            (b) The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Purchase Agreement, free from any and all claims and encumbrances arising out of the Assignor's ownership thereof, and the Mortgage Loans, as well as the Purchase Agreement, upon the transfer thereof to the Assignee as contemplated herein, shall be free and clear of all such liens, claims and encumbrances or any lien claim or encumbrance arising out of the ownership of the Mortgage Loans by any person at any time after Assignor first acquired any Mortgage Loan from the Seller;

            (c) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Purchase Agreement or the Mortgage Loans;

            (d) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Purchase Agreement, or the Mortgage Loans;

            (e) The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to sell, transfer and assign the Mortgage Loans;

            (f) The Assignor has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor. This Assignment Agreement has been duly executed and delivered by the Assignor and constitutes the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

            (g) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

            (h) The Assignor has paid the purchase price for the Mortgage Loans and has satisfied any conditions to closing required of it under the terms of the Purchase Agreement.

            4. The Assignee warrants and represents to, and covenants with, the Assignor and the Seller that:

            (a) The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

            (b) The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

            (c) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

            (d) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller and the Assignor all of the Assignor's obligations as Purchaser thereunder, with respect to the Mortgage Loans.

            5. The Seller warrants and represents to, and covenants with, the Assignor and the Assignee that:

            (a) The Seller is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Mortgage Loans;

            (b) The Seller has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Seller's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Seller's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject. The execution, delivery and performance by the Seller of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Seller. This Assignment Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

            (c) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

            (d) As of the date hereof, the Seller is not in default under the Purchase Agreement; and

            (e) No event has occurred or has failed to occur, during the period commencing on date on which Assignor acquired the Mortgage Loans and ending on the date hereof, inclusive, which would make the representations and warranties set forth in Section 3.01 of the Purchase Agreement untrue if such representations and warranties were made with respect to the Mortgage Loans effective as of the date hereof.

            6. From and after the date hereof, the Seller shall recognize the Assignee as the owner of the Mortgage Loans, and shall look solely to the Assignee for performance from and after the date hereof of the Assignor's obligations with respect to the Mortgage Loans.

            7.    Notice Addresses.

            (a) The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

                  ___________________
                  ___________________
                  ___________________
                  Attention: ________________

            (b) The Assignor's address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

                  [_____________________________]
                  [_____________________________]
                  [_____________________________]
                  [_____________________________]
                  Attention: _______________

            (c) The Seller's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

                  Wachovia Mortgage Corporation
                  1100 Corporate Center Drive
                  Raleigh, North Carolina 27607
                  Attention: Tom Fowler

            8. This Assignment Agreement shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

            9. This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Seller, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Seller, the Assignor or the Assignee, respectively, hereunder.

            10. No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            11. This Assignment Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement by the Assignor.

            12. Notwithstanding the assignment of the Purchase Agreement by either the Assignor or Assignee, this Assignment Agreement shall not be deemed assigned by the Seller or the Assignor unless assigned by separate written instrument.

            13. For the purpose for facilitating the execution of this Assignment Agreement as herein provided and for other purposes, this Assignment Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                        [signatures on following page]

            IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.


                                       [_____________________________]
                                           Assignor



                                       By: _____________________________________
                                           Name:
                                           Title:


                                       ---------------------------------------
                                           Assignee



                                       By: _____________________________________
                                           Name:
                                           Title:


                                       Wachovia Mortgage Corporation
                                           Seller



                                       By: _____________________________________
                                           Name:
                                           Title:

                                   Exhibit E
                                   ---------

                       Form of Assignment and Conveyance

            On this ____ day of ________, 200_, Wachovia Mortgage Corporation ("Wachovia") as the Seller under that certain Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of February 28, 2005 (the "Agreement"), by and between Wachovia and Morgan Stanley Mortgage Capital Inc. (the "Purchaser") does hereby sell, transfer, assign, set over and convey to the Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of Wachovia in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A, together with the Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2.06 of the Agreement, Wachovia has delivered to the Purchaser the documents for each Mortgage Loan to be purchased as set forth therein. The contents of each Servicing File required to be retained by Wachovia to service the Mortgage Loans during the related Interim Servicing Period pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by Wachovia, for the benefit of the Purchaser as the owner thereof. Wachovia's possession of any portion of the Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan during the related Interim Servicing Period pursuant to the Agreement, and such retention and possession by Wachovia shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Wachovia shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by Wachovia at the will of the Purchaser in such custodial capacity only.

            With respect to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A, the term Standard & Poor's Glossary, as used in the Agreement, shall refer to Version __ of the Standard & Poor's LEVELS(R) Glossary.

            [With respect to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A, the Servicing Transfer Date shall be _____________.]

            Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.


                                        WACHOVIA MORTGAGE CORPORATION



                                        By: ____________________________________
                                            Name:
                                            Title:

                                   Exhibit F

              Form of Indemnification and Contribution Agreement

            This INDEMNIFICATION AND CONTRIBUTION AGREEMENT ("Agreement"), dated as of [_______], 200_, among [________________] (the "Depositor"), a
[______________] corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc., a New York corporation ("Morgan") and Wachovia Mortgage Corporation, a [_______________] (the "Seller").

                             W I T N E S S E T H:
                             --------------------

            WHEREAS, the Depositor is acting as depositor and registrant with respect to the Prospectus, dated [________________], and the Prospectus Supplement to the Prospectus, [________________] (the "Prospectus
Supplement"), relating to [________________] Certificates (the "Certificates") to be issued pursuant to a Pooling and Servicing Agreement, dated as of [________________] (the "P&S"), among the Depositor, as depositor, [________________], as servicer (the "Servicer"), and [________________], as trustee (the "Trustee");


            WHEREAS, as an inducement to the Depositor to enter into the P&S, and [____________________] (the "Underwriter[s]") to enter into the Underwriting Agreement, dated [____________________] (the "Underwriting Agreement"), between the Depositor and the Underwriter[s], and [_______________] (the "Initial Purchaser[s]") to enter into the Certificate Purchase Agreement, dated [____________] (the "Certificate Purchase Agreement"), between the Depositor and the Initial Purchaser[s], Seller has agreed to provide for indemnification and contribution on the terms and conditions hereinafter set forth;


            WHEREAS, Morgan purchased from Seller certain of the Mortgage Loans underlying the Certificates (the "Mortgage Loans") pursuant to a Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of February 28, 2005 (the "Sale and Interim Servicing Agreement"), by and between Morgan and Seller; and


            WHEREAS, pursuant to Section 7.01 of the Sale and Interim Servicing Agreement, the Seller has agreed to indemnify the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s] and their respective present and former directors, officers, employees and agents.

            NOW THEREFORE, in consideration of the agreements contained herein, and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Depositor, Morgan and the Seller agree as follows:

            1.    Indemnification and Contribution.

            (a) The Seller agrees to indemnify and hold harmless the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s] and their respective Affiliates and their respective present and former directors, officers, employees and agents and each person, if any, who controls the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s] or such Affiliate within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement or the Offering Circular or any omission or alleged omission to state in the Prospectus Supplement or the Offering Circular a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any such untrue statement or omission or alleged untrue statement or alleged omission made in any amendment of or supplement to the Prospectus Supplement or the Offering Circular (provided that Morgan has provided the Seller with reasonable advanced notice of such amendment or supplement and Seller if afforded no fewer than five (5) Business Days to review and, if required, update, the Seller Information stated therein) and agrees to reimburse the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s] or such Affiliates and each such officer, director, employee, agent and controlling person promptly upon demand for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Seller shall be liable in any such case only to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission set forth in or omitted from the Seller Information. The foregoing indemnity agreement is in addition to any liability which Seller may otherwise have to the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s] their Affiliates or any such director, officer, employee, agent or controlling person of the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s] or their respective Affiliates.

            (b) Morgan agrees to indemnify and hold harmless the Seller and its present and former directors, officers, employees and agents and each person, if any, who controls the Seller within the meaning of either Section 15 of the 1933 Act, or Section 20 of the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement or the Offering Circular or any omission or alleged omission to state in the Prospectus Supplement or the Offering Circular a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any such untrue statement or omission or alleged untrue statement or alleged omission made in any amendment of or supplement to the Prospectus Supplement or the Offering Circular and agrees to reimburse the Seller and each such officer, director, employee, agent and controlling person promptly upon demand for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Morgan shall be liable in any such case only to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission set forth in or omitted from the information set forth in the Prospectus Supplement or the Offering Circular or any amendment of or supplement to either Prospectus Supplement or the Offering Circular other than (i) the Seller Information or
(ii) any information regarding the Mortgage Loans set forth in the Prospectus Supplement or the Offering Circular or any amendment of or supplement to either that is derived from loan-level information provided by the Seller to the Purchaser, the Depositor or any of their Affiliates. The foregoing indemnity agreement is in addition to any liability which Morgan may otherwise have to the Seller or any such director, officer, employee, agent or controlling person of the Seller.

            As used herein:

            "Seller Information" means any information relating to Seller and/or the underwriting guidelines relating to the Mortgage Loans set forth in the Prospectus Supplement under the headings [______________] and in the Offering Circular under the headings [______________] and in each case, provided by the Seller specifically for use therein.

            "Offering Circular" means the offering circular, dated [__________] relating to the private offering of the [_______________] Certificates.

            (c)   Promptly after receipt by any indemnified party under this
Section 1 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 1, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 1 except to the extent it has been materially prejudiced by such failure; and provided, further, however, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 1.

            If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except as provided in the following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 1 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

            Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is necessary or appropriate for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties.

            Each indemnified party, as a condition of the indemnity agreements contained in this Section 1, shall cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

            (d) If the indemnification provided for in this Section 1 is unavailable to an indemnified party, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, respectively, in connection with the statements or omissions that result in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified party and indemnifying party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations.

            (e)   The indemnity and contribution agreements contained in this
Section 1 shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s], their respective Affiliates, directors, officers, employees or agents or any person controlling the Depositor, Morgan, the Underwriter[s], the Initial Purchaser[s] or any such Affiliate, and (iii) acceptance of and payment for any of the Offered Certificates or Private Certificates.

            2. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to Seller, will be mailed, delivered or faxed or emailed and confirmed by mail to Wachovia Mortgage Corporation, 201 South College Street, Suite 1600, Charlotte, North Carolina 28288,
Attention: Caroline Payne, Fax: (704) 374-7980, with a copy to Wachovia Mortgage Corporation, 1100 Corporate Center Drive, Raleigh, North Carolina 27607, Attention: Tom Fowler, Fax: (919) 852-7525; if sent to Morgan, will be mailed, delivered or faxed or emailed and confirmed by mail to Morgan Stanley Mortgage Capital Inc., 1633 Broadway, New York, New York 10019, Attention:
Peter Woroniecki - Whole Loans Operations Manager, Fax: [_______], Email: peter.woroniecki@morganstanley.com, with copies to (i) Michelle Wilke, Morgan Stanley - Legal Counsel, Securities, Morgan Stanley, 1585 Broadway, 38th Floor, New York, New York 10020, Fax [_____], Email: michelle.wilke@morganstanley.com, and (ii) Steven Shapiro, Morgan Stanley - SPG Finance, Morgan Stanley, 1585 Broadway, 10th Floor, New York, New York 10036, Fax [_____], Email: steven.shapiro@morganstanley.com; if to the Depositor, will be mailed, delivered or telegraphed and confirmed to [____________________]; or if to the Underwriter[s], will be mailed, delivered or telegraphed and confirmed to [_____________________]; or if to the Initial Purchaser[s], will be mailed, delivered or telegraphed and confirmed to [_____________________].

            3. Miscellaneous. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns and the controlling persons referred to herein, and no other person shall have any right or obligation hereunder. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be considered an original, and all such counterparts shall constitute one and the same instrument. Capitalized terms used but not defined herein shall have the meanings provided in the P&S.

                           [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, this __th day of [_____________].


                                        [DEPOSITOR]

                                        By: ___________________________________
                                            Name:
                                            Title:


                                        MORGAN STANLEY MORTGAGE CAPITAL INC.



                                        By: ____________________________________
                                            Name:
                                            Title:


                                        WACHOVIA MORTGAGE CORPORATION



                                        By: ____________________________________
                                            Name:
                                            Title:

                                   Exhibit G
                                   ---------

                        Servicing Transfer Instructions

Pre-Boarding Requirements
-------------------------

To be provided within 3 business days after the Funding Date.

            Seller will provide Purchaser a payee code cross-reference file for loans associated with the transfer portfolio (in Excel file format unless otherwise listed):

            o     Tax

            o     Hazard

            o     Flood

            o     PMI/MIP

            o     Optional Insurance

            Seller will provide Purchaser with the following:

            o Electronic master data files of all loans included in the sale to include all of the fields contained in Exhibit A to these Transfer Instructions

            o     CPI - P4TB - Transfer Trial Balance (paper)

            o     CPI - P4TB2 - Summary Transfer Trial Balance (paper)

            o     CPI - P309 - Master Record Information and Ledger (paper)

            o     CPI - P4SB - Bankruptcy Trial Balance (paper)

            o     CPI - P4FT - Foreclosure Trial Balance (paper)

            o     CPI - P4CC - Loan Number Cross Reference (paper)

            o     CPI - P1LD - Listing of Draft Loans (paper)

            o     CPI - P4BS - Buydown Loan Listing (paper)

            o     CPI - P4GR - GPM Loan Listing (paper)

            o     CPI - P4BC - ARM Loan Listing (paper)

            o     CPI - P4TN - Pending Payoff Report (paper)

            o     CPI - P2TF - Pending Assumption Report (paper)

            o     CPI - P5XS - Service Release Suspense Report (paper)

            o     CPI - P10S - Mortgage Insurance List (paper)

            o     CPI - P1LF - Flood Insurance Listing (paper)

            o     CPI - P10P2 - Tax Line Detail Listing (paper)

            o     CPI - P10P3 - Hazard Insurance Line Detail Listing (paper)

            o     CPI - P1ET - Restricted Escrow List (paper)

            o     CPI - P4CV - Loans With Force Placed Insurance (paper)

            o Open Items Reports - 30 days out from transfer date (in Excel file format unless otherwise listed):

                  a.    Tax

                  b.    Hazard

                  c.    PMI/MIP

Notifications
-------------

            1.    Borrower

            In accordance with Section 6 of the Real Estate Settlement Procedures Act (RESPA) (12 U.S.C. 2605), notice of the transfer of loans must be sent at least 15 days prior to the Transfer Date. Seller must obtain Purchaser's approval of the transfer notification prior to the mailing. Seller will send a sample of the good-bye letter to Purchaser at the same time Seller mails to the borrowers. The transfer notification must contain the following information:

            o     Effective date of transfer

            o     Address to send payment and written inquiries:

            o     Company Name

            o     Address 1

            o     Address 2

            o     City, State, Zip

            o The Customer Service toll free number is [800 Number] for borrower inquires. Customer Service hours are [day of week] through [day of week] from [time] to [time] in the [time zone] Time Zone.

            o Notify borrower that an annual Short-Year statement reflecting interest collected and escrow disbursement made will be provided from Seller for the period up to Transfer Date and from Purchaser for the period after the Transfer Date.

            o Notify borrowers using an automatic draft to pay their monthly payment (ACH) that the draft will [continue or discontinue].

            o Notify borrowers on a bi-weekly payment program that this service will [continue or discontinue] and they will receive additional information from Purchaser.

            2.    Hazard Insurance Company/Agents

            o Seller will send notifications to each applicable insurance company and/or agent of the transfer of the mortgage loans to Purchaser with instructions to deliver all future notices to Purchaser and to affect the necessary notifications to the loss payee clause to:

                  [Purchaser Name]
                  Its Successors and/or Assigns
                  Address
                  City, State, Zip

            3.    PMI and Optional Insurance Companies

            o Seller will send notifications to each applicable insurance company and/or agent of the transfer of the mortgage loans to Purchaser with instructions to deliver all future notices to Purchaser at:

                  [Purchaser Name]
                  Address 1
                  Address 2
                  City, State, Zip

            4.    Tax Service Fee

            o Seller will allow Purchaser to net the Tax Service Fee from the proceeds of the Mortgage Loans. Purchaser shall be responsible for ordering Tax Service Contract through their approved Tax Service Company. Purchaser's Tax Service Company shall notify applicable taxing authorities of such transfer of servicing.

            5.    Flood Service Company

            o No later than 5 business days prior to the Transfer Date, Seller will notify the Flood Service (First American Flood Data Services Incorporated - FDSI) of the transfer of servicing to Purchaser.

            6.    Bankruptcy Attorneys and Trustees

            o Seller will notify all bankruptcy attorneys and trustee of the transfer to Purchaser. The notice to the Trustee should also request a statement of account be sent to Purchaser.

            7.    Foreclosure Attorneys

            o Seller will notify all foreclosure attorneys of the transfer to Purchaser.

            8.    Ground Rents

            o Seller will notify all ground rent owners of the transfer to Purchaser.

Escrow Administration
---------------------

            9.    Escrow Analysis

            o Seller will not perform any mass escrow analysis or payment changes (with the exception of regularly scheduled ARM or GPM changes) after the funding date; however, Seller may complete an individual analysis if Seller has knowledge that individual escrow account is not in compliance with RESPA regulations.

            o Seller will ensure that all overages as identified by any analysis performed by Seller prior to the Transfer Date, have been disbursed to the borrower in accordance with RESPA.

            o No later than twenty (20) business days after the Transfer Date, Seller shall deliver to Purchaser without charge a physical copy or, at Purchaser's expense, a microfiche of its most recent escrow analysis data.

            o Seller will issue a Short Year Annual Escrow Account Statement to borrowers within 60 days of the Transfer Date as required by RESPA.

            10.   Hazard/Flood Insurance

            o Seller will provide Purchaser within five (5) business days of transfer a Hazard/Flood Insurance listing for each loan with premiums due and payable within 60 days of the Transfer Date

            o Seller will provide Purchaser within five (5) business days of transfer a list of loans on force placed hazard/binder coverage.

            o Seller will provide Purchaser within five (5) business days of transfer a list of loans on force placed flood/binder coverage to include, but not limited to, the following:

            o Loans with force placed hazard and/or flood coverage will be handled in the following manner:

                  a. policies in binder stage as of the Transfer Date, shall be terminated by Seller, except where state law prohibits.

                  b. if certificates have been received, coverage will be continued to the expiration date of the policy if Purchaser's force placed hazard insurance company is ZC Sterling or if Purchaser's force placed flood insurance company is Southwest Business Corporation.

            o Seller will pay, prior to Transfer Date all insurance premiums due prior to and 30 days subsequent to the Transfer Date where bills have been received at least 3 business days prior to transfer.

            11.   Loss Drafts

            o Seller shall provide Purchaser a listing of all loans with a loss draft pending with corresponding file.

            o Proceeds remaining in a restricted account shall be forwarded to and be supported by a loan level trial balance. Seller is responsible for any interest payable on loss draft funds required by state and/or investor regulations prior to Transfer Date.

            12.   MIP/RBP & PMI

            o Seller will assume responsibility for payment prior to Transfer Date of all MIP/RBP premiums due through the Transfer Date as well as any due 30 days after Transfer Date. If monthly premiums are paid in arrears, it will be necessary for Seller to manually disburse and post the transfer month premium prior to the Transfer Date. If this is not completed prior to the Transfer Date, Seller will be billed for Purchaser's costs to bring the loans in line.

            o Seller shall provide a PMI listing for each account due and unpaid within 60 days after the Transfer Date.

            13.   Taxes

            o Seller to provide a tax open item listing which are delinquent or due for 60 days following the Transfer Date via Excel file format.

            o Seller will ensure all loans have a tax line set up to include payee, due date, premium, and tax ID number and will transfer tax fee collected to Purchaser to establish Tax Service Contract with approved Tax Service Company.

            o Seller will be responsible for payment of all property taxes and assessments on loans with escrow accounts that are due or will become delinquent within 30 days of the Transfer Date where tax bills/amounts are available and received prior to transfer.

            o Seller will be responsible for any known delinquencies on non-escrowed loans prior to the Transfer Date by advancing escrow funds for payment, enforcing escrow requirement for future taxes due and notify the borrower of increased payment according to applicable state and federal guidelines.

            o Seller will provide to Purchaser a listing of all accounts where Seller is remitting ground rent tax.

Life, A&H, Disability Insurance
-------------------------------

            o Prior to the Transfer Date Seller will provide copies of all master policies for optional insurance companies or individual certificates for all optional insurance plan types and coverage types. Purchaser will determine if coverage is transferable and will notify Seller of same. Seller must then notify the insurance carriers if the coverage is converting and pay the premium current prior to the Transfer Date.

            o Seller will provide Purchaser as of the Transfer Date, the optional insurance information with respect to insurance that will be transferred for each carrier.

Special Loans
-------------

            14.   ARMs

            o Seller to provide Purchaser a listing of all ARM loans in the transfer.

            o For each Adjustable Rate Mortgage in the sale portfolio, Seller shall provide the following information at Transfer
                  Date: (i) Copies of all Notes and Riders (including applicable modifications and addendums/exhibits); (ii) Copies of all adjustment notifications; (iii) Copies of payment transaction history.

            o For each ARM loan having an interest rate change date within 30 days of the Transfer Date, Seller warrants that they have made the appropriate adjustments and notified the borrower of same in accordance with the Note and applicable state and federal guidelines.

            15.   Buydowns

            o Seller shall provide Purchaser a listing in loan number order of all buydown accounts included in the Transfer .

            o Seller is to provide a copy of each buydown schedule for each mortgage loan.

            o All buydown balances must be fully funded and, at the time of transfer, the balance must be equal to the calculated balance of the buydown subsidy as detailed in each buydown schedule.

            16.   Servicemembers Civil Relief Act Loans

            o Seller shall provide Purchaser a list of any loans involved in the Servicemembers Civil Relief Act or similar state statute.

Payoffs and Partial Releases
----------------------------

            17.   Payoffs

            o Seller will wire transfer to Purchaser any payoff proceeds received by Seller prior to the Transfer Date and applied prior to the Transfer Date within two (2) business days of receipt of funds. Additionally, Seller shall notify Purchaser of any such payoff proceeds by electronic mail.

            o Seller will either 1) endorse a payoff check to Purchaser and forward via overnight mail or 2) wire transfer to Purchaser any payoff proceeds received by Seller prior to the Transfer Date and unapplied as of the Transfer Date or received after the Transfer Date by 4:00 PM (wire transfers shall included borrower's name and Seller's loan number). Additionally, Seller shall notify Purchaser of any such payoff proceeds by electronic mail.

            o Seller is financially responsible for any additional interest on any payoff check that is not forwarded to Purchaser by next-day delivery (priority service) after receipt. Seller will forward to Purchaser a check in the appropriate amount upon receipt of a properly documented request. Seller shall also be liable to Purchaser for any additional interest due on a payoff that Seller fails to process in a timely manner.

            18.   Partial Releases

            o Seller shall coordinate with Purchaser if any requests for partial release are received prior to the Transfer Date and shall provide Purchaser a listing of all loans for which a partial release is pending, along with an explanation for each case and all documentation received to date.

            19.   Assumptions

            o Seller shall provide Purchaser a listing in Seller loan number order of all accounts pending assumptions as of Transfer Date together with a current status report on each.

            o Seller shall provide a listing of all pending legal name changes along with the appropriate documentation (i.e. quit claims, death certificates, divorce decrees, etc.).

Default Administration
----------------------

            20.   Delinquencies

            o With respect to Reimbursable Advances for Delinquent Loans, Seller shall provide Purchaser a detailed listing of each loan for which Seller is requesting reimbursement of an advance to include, at a minimum, the loan number and reason for the advance, payee and amount together with copies of all applicable documentation supporting each advance. Applicable documentation will mean copies of all invoices and check copies or payment histories (copies from applicable working files should not be removed, but additional copies made and attached to detail schedule to satisfy this request).

            o Seller shall provide Purchaser a listing of all accounts on a repayment plan at the Transfer Date.

            21.   Bankruptcy

            o Seller will provide Purchaser a listing of all accounts in Bankruptcy as of the Transfer Date, if applicable.

            o Seller shall provide separate Bankruptcy file on each account

            o Seller shall provide Purchaser with a list of all Bankruptcies requiring action within the 30 days immediately following the Transfer Date (i.e. Proof of Claim or Relief from Stay due).

Assignments
-----------

      MERS members

            o If Purchaser is a MERS member, Seller will be responsible for all costs associated with the preparation (in accordance with applicable state and investor requirements) and registration of all applicable Assignments to effect the transfer of Servicing from Seller to Purchaser. Seller shall utilize the Mortgage Electronic Registration System for all assignments from Seller to Purchaser. Assignments shall be prepared in the name of

                  Mortgage Electronic Registration Systems, Inc. ("MERS") and contain a Mortgage Identification Number ("MIN").

            o Seller shall provide certification that MERs assignments have been properly registered with MERs.

      Non - MERS members

            o If Purchaser is not a MERs member, assignments shall be prepared with the language incorporating MERs, as agent for Seller, to "BLANK". Purchaser shall be responsible for the recording of the assignment.

            o Recorded intervening assignments shall be inventoried and packaged by loan number order and shipped to Purchaser via overnight delivery together with an electronic file containing the purchaser loan number and assignment recording information within 5 days of receipt.

Cashiering
----------

            o On the Servicing Transfer Date, Seller shall provide a listing of all accounts on ACH payment draft.

            o On the Servicing Transfer Date, Seller shall provide Purchaser a listing of all bi-weekly payment loans.

Final Reports
-------------

            o The close of business on the business day immediately prior to the Transfer Date will be considered the Final Conversion Cutoff Date.

            o Accrued interest on escrow funds is to be posted to each applicable mortgage loan immediately prior to each Final Conversion Cutoff Date.

            o Seller is responsible for the preparation and mailing all IRS forms 1098 and 1099 to the Borrowers for the period from January 1st through the Final Conversion Cutoff Date and for the reporting to the IRS for the same period on all loans included in the transfer.

            o No payments or disbursements are to be made to or from the loans included in the transfer after the Final Conversion Cutoff Date as this is the date that files will be generated for conversion of data to Purchaser's system.

            o Seller shall provide the following items after the Final Conversion Cutoff Date:

                  a. On the first business day after the cutoff, electronic master data files of all loans included in the sale to include all of the Alltel fields contained in Exhibit A to these Transfer Instructions.

                  b. A detail trial balance which reconciles to the files above to the Transfer Coordinator or via overnight carrier.

                  c. Seller shall also provide any other information requested by Purchaser reasonably necessary to reconcile and resolve exceptions from trial conversion (i.e. individual screen prints, etc.)

                  d. Seller must provide Purchaser a payment transaction history for the period twenty-four (24) months prior to transfer on microfiche. Written requests from Purchaser to Seller's designated contact person for additional transaction histories on a case by case basis will be filled by Seller within 72 hours of request.

            o Seller will provide Purchaser a payee code cross-reference file for loans associated with the transfer portfolio (in Excel file format unless otherwise listed):

                  a.    Tax

                  e.    Hazard

                  f.    Flood

                  g.    PMI/MIP

                  h.    Optional Insurance

            o     Seller will provide Purchaser with the following:

                  a. Electronic master data files of all loans included in the sale to include all of the fields contained in Exhibit A to these Transfer Instructions

                  b.    CPI - P4TB - Transfer Trial Balance (paper)

                  c.    CPI - P4TB2 - Summary Transfer Trial Balance (paper)

                  d.    CPI - P309 - Master Record Information and Ledger
                        (paper)

                  e.    CPI - P4SB - Bankruptcy Trial Balance (paper)

                  f.    CPI - P4FT - Foreclosure Trial Balance (paper)

                  g.    CPI - P4CC - Loan Number Cross Reference (paper)

                  h.    CPI - P1LD - Listing of Draft Loans (paper)

                  i.    CPI - P4BS - Buydown Loan Listing (paper)

                  j.    CPI - P4GR - GPM Loan Listing (paper)

                  k.    CPI - P4BC - ARM Loan Listing (paper)

                  l.    CPI - P4TN - Pending Payoff Report (paper)

                  m.    CPI - P2TF - Pending Assumption Report (paper)

                  n.    CPI - P5XS - Service Release Suspense Report (paper)

                  o.    CPI - P10S - Mortgage Insurance List (paper)

                  p.    CPI - P1LF - Flood Insurance Listing (paper)

                  q.    CPI - P10P2 - Tax Line Detail Listing (paper)

                  r.    CPI - P10P3 - Hazard Insurance Line Detail Listing
                        (paper)

                  s.    CPI - P1ET - Restricted Escrow List (paper)

                  t.    CPI - P4CV - Loans With Force Placed Insurance (paper)

                  u. Open Items Reports - 30 days out from transfer date (in Excel file format unless otherwise listed):

                        1.    Tax
                        2.    Hazard
                        3.    PMI/MIP

                                            EXHIBIT A TO SERVICING TRANSFER INSTRUCTIONS
                                            --------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                    FIELD AVAILABLE                                                  CPI FIELD NAME
----------------------------------------------------------------------------------------------------------------------------------
ACCRUED LATE CHARGES                                    ACCRUED_LATE_CHARGE
----------------------------------------------------------------------------------------------------------------------------------
ASSUMPTION ALLOWED                                      ASSUMPTION_CODE
----------------------------------------------------------------------------------------------------------------------------------
MAILING CITY                                            BILL_CITY
----------------------------------------------------------------------------------------------------------------------------------
MAILING STATE                                           BILL_STATE
----------------------------------------------------------------------------------------------------------------------------------
MAILING STREET DIRECTION                                BILL_STREET_DIRECTION
----------------------------------------------------------------------------------------------------------------------------------
MAILING STREET NAME                                     BILL_STREET_NAME
----------------------------------------------------------------------------------------------------------------------------------
MAILING STREET NUMBER                                   BILL_STREET_NUMBER
----------------------------------------------------------------------------------------------------------------------------------
MAILING ZIP CODE                                        BILL_ZIP_5
----------------------------------------------------------------------------------------------------------------------------------
ESCROW BALANCE                                          CALC_ESCROW_BALANCE
----------------------------------------------------------------------------------------------------------------------------------
MI CANCELLATION DATE                                    CANCELLATION_DATE
----------------------------------------------------------------------------------------------------------------------------------
PROPERTY CITY                                           CITY_NAME
----------------------------------------------------------------------------------------------------------------------------------
SECONDARY FINANCING                                     CLTV
----------------------------------------------------------------------------------------------------------------------------------
CO-CUSTOMER FIRST NAME                                  CO_MORTGAGOR_NAME_FIRST
----------------------------------------------------------------------------------------------------------------------------------
CO-CUSTOMER LAST NAME                                   CO_MORTGAGOR_NAME_LAST
----------------------------------------------------------------------------------------------------------------------------------
CO-CUSTOMER MIDDLE NAME                                 CO_MORTGAGOR_NAME_MI
----------------------------------------------------------------------------------------------------------------------------------
CO-CUSTOMER SOCIAL SECURITY #                           COMORTG_SOCIAL_SECURITY_NUMBER
----------------------------------------------------------------------------------------------------------------------------------
PROPERTY COUNTY NAME                                    COUNTY_NAME
----------------------------------------------------------------------------------------------------------------------------------
MONTHLY ESCROW TAX                                      COUNTY_TAX + CITY_TAX + LIEN_AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY  INDICATOR                                  DELINQUENCY_INDICATOR
----------------------------------------------------------------------------------------------------------------------------------
FIRST PAYMENT DUE LOAN                                  FIRST_DUE_DATE
----------------------------------------------------------------------------------------------------------------------------------
CURRENT UPB                                             FIRST_PRINCIPAL_BALANCE
----------------------------------------------------------------------------------------------------------------------------------
FLOOD CERTIFICATE NUMBER                                FLOOD_CERTIFICATION_NUMBER
----------------------------------------------------------------------------------------------------------------------------------
FLOOD VENDOR                                            FLOOD_COMPLIANCE_COMPANY
----------------------------------------------------------------------------------------------------------------------------------
FLOOD REQUIRED                                          FLOOD_INSURANCE_CODE
----------------------------------------------------------------------------------------------------------------------------------
FLOOD ZONE                                              FLOOD_ZONE_1
----------------------------------------------------------------------------------------------------------------------------------
GRACE PERIOD DAYS                                       GRACE_DAYS
----------------------------------------------------------------------------------------------------------------------------------
MONTHLY ESCROW PROPERTY INSURANCE                       HAZARD_PREMIUM
----------------------------------------------------------------------------------------------------------------------------------
LIEN TYPE                                               HI_TYPE
----------------------------------------------------------------------------------------------------------------------------------
RACE - MORTGAGOR                                        HMDA_APP_RACE
----------------------------------------------------------------------------------------------------------------------------------
SEX - MORTGAGOR                                         HMDA_APP_SEX
----------------------------------------------------------------------------------------------------------------------------------
RACE - COMORTGAGOR                                      HMDA_COAPP_RACE
----------------------------------------------------------------------------------------------------------------------------------
SEX - COMORTGAGOR                                       HMDA_COAPP_SEX
----------------------------------------------------------------------------------------------------------------------------------
NOTE RATE                                               INTEREST_RATE
----------------------------------------------------------------------------------------------------------------------------------
LATE CHARGE OPTION                                      LATE_CHARGE_CODE
----------------------------------------------------------------------------------------------------------------------------------
LATE CHARGE PERCENT                                     LATE_CHARGE_FACTOR
----------------------------------------------------------------------------------------------------------------------------------
FICO Score                                              LOAN_CREDIT_SCORE
----------------------------------------------------------------------------------------------------------------------------------
LOAN ORIGINATION DATE                                   LOAN_DATE
----------------------------------------------------------------------------------------------------------------------------------
LOAN MATURITY DATE                                      LOAN_MATURITY_DATE
----------------------------------------------------------------------------------------------------------------------------------
SELLER LOAN #                                           LOAN_NUM_10
----------------------------------------------------------------------------------------------------------------------------------
LOAN PURPOSE                                            LOAN_PURPOSE
----------------------------------------------------------------------------------------------------------------------------------
LOAN TERM                                               LOAN_TERM
----------------------------------------------------------------------------------------------------------------------------------



                                                                G-12

----------------------------------------------------------------------------------------------------------------------------------
                    FIELD AVAILABLE                                                  CPI FIELD NAME
----------------------------------------------------------------------------------------------------------------------------------
LOAN TYPE                                               LOAN_TYPE
----------------------------------------------------------------------------------------------------------------------------------
MARGIN                                                  MARGIN_RATE
----------------------------------------------------------------------------------------------------------------------------------
MAX INTEREST RATE                                       MAX_LIFE_CEILING_RATE
----------------------------------------------------------------------------------------------------------------------------------
MINIMUM INTEREST RATE                                   MAX_LIFE_FLOOR_RATE
----------------------------------------------------------------------------------------------------------------------------------
MERS MIN #                                              MIN_NUMBER
----------------------------------------------------------------------------------------------------------------------------------
PMI/MI COMPANY CODE                                     MIP_PAYEE
----------------------------------------------------------------------------------------------------------------------------------
MERS MOM FLAG                                           MOM_STATUS
----------------------------------------------------------------------------------------------------------------------------------
INCOME                                                  MONTHLY_INCOME
----------------------------------------------------------------------------------------------------------------------------------
PMI/MI COMPANY POLICY #                                 MORTG_INS_CERTIFICATE_NUMBER
----------------------------------------------------------------------------------------------------------------------------------
MONTHLY ESCROW - PMI                                    MORTG_INS_MONTHLY_AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER SOCIAL SECURITY #                              MORTG_SOCIAL_SECURITY_NUMBER
----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER FIRST NAME                                     MORTGAGOR_NAME_FIRST
----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER LAST NAME                                      MORTGAGOR_NAME_LAST
----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER MIDDLE NAME                                    MORTGAGOR_NAME_MI
----------------------------------------------------------------------------------------------------------------------------------
CUSTOMERS FIRST DUE DATE DUE GMACM                      NEXT_PAYMENT_DUE_DATE
----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF UNITS                                         NUMBER_OF_UNITS
----------------------------------------------------------------------------------------------------------------------------------
OCCUPANCY CODE                                          OCCUPANCY_CODE
----------------------------------------------------------------------------------------------------------------------------------
DEBT-TO-INCOME                                          OI_RATIO
----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL NOTE RATE                                      ORIGINAL_INTEREST_RATE
----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL NOTE TERM                                      ORIGINAL_LOAN_TERM
----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL LOAN AMOUNT                                    ORIGINAL_MORTGAGE_AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL NOTE P&I                                       ORIGINAL_P_I_AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
P&I PAYMENT AMOUNT                                      PI_PAYMENT_AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
PMI POOL CODE                                           POOL_PMI_PAYEE
----------------------------------------------------------------------------------------------------------------------------------
PMI POOL POLICY #                                       POOL_PMI_POLICY_NUMBER
----------------------------------------------------------------------------------------------------------------------------------
PRODUCT CODE                                            PRD_CODE
----------------------------------------------------------------------------------------------------------------------------------
MI% COVERAGE                                            PRIMARY_MORTG_INS_COVERAGE_FAC
----------------------------------------------------------------------------------------------------------------------------------
PROPERTY TYPE                                           PROPERTY_TYPE
----------------------------------------------------------------------------------------------------------------------------------
APPRAISED VALUE                                         PROPERTY_VALUE
----------------------------------------------------------------------------------------------------------------------------------
PROPERTY ZIP CODE                                       PROPERTY_ZIP_5
----------------------------------------------------------------------------------------------------------------------------------
MERS REGISTERED STATUS                                  REGISTRATION_STATUS
----------------------------------------------------------------------------------------------------------------------------------
SALES PRICE                                             SALE_PRICE
----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER WORK TELEPHONE                                 SECOND_TELEPHONE_NUMBER
----------------------------------------------------------------------------------------------------------------------------------
TAX SERVICE FEE                                         SERVICE_FEE
----------------------------------------------------------------------------------------------------------------------------------
PROPERTY STATE                                          STATE_ABBREVIATION
----------------------------------------------------------------------------------------------------------------------------------
PROPERTY STREET ADDRESS                                 STREET_NUMBER + STREET_DIRECTION + STREET_NAME
----------------------------------------------------------------------------------------------------------------------------------
SUSPENSE BALANCE                                        SUSPENSE_BALANCE
----------------------------------------------------------------------------------------------------------------------------------
TAX CONTRACT NUMBER                                     TAX_SERVICE_NUMBER
----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER HOME TELEPHONE                                 TELEPHONE_NUMBER
----------------------------------------------------------------------------------------------------------------------------------
MI TERMINATION DATE                                     TERMINATION_DATE
----------------------------------------------------------------------------------------------------------------------------------
T&I PAYMENT AMOUNT                                      TI_MONTHLY_AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CUSTOMER PAYMENT AMOUNT                           TOTAL_PAYMENT_AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
APPRAISAL YEAR BUILT                                    YEAR_BUILT
----------------------------------------------------------------------------------------------------------------------------------


                                     G-13